AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 22, 2005

                                                       REGISTRATION NOS. 2-16590
                                                                         811-945
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                          |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                         POST-EFFECTIVE AMENDMENT NO. 82                     |X|
                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |X|
                                 AMENDMENT NO. 82                            |X|

                        (CHECK APPROPRIATE BOX OR BOXES.)
                                  ------------
                              PHOENIX EQUITY TRUST
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
                                  ------------
               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                           c/o PHOENIX EQUITY PLANNING
                       CORPORATION -- SHAREHOLDER SERVICES
                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                  ------------
                        COUNSEL AND CHIEF LEGAL OFFICER:
                               KEVIN J. CARR, ESQ.
                                     COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056

                              JOHN R. FLORES, ESQ.
                  VICE PRESIDENT, LITIGATION/EMPLOYMENT COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                  ------------
   It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [ ] on          pursuant to paragraph (b) of Rule 485
   [ ] 60 days after filing pursuant to paragraph (a)(i)
   [ ] on          pursuant to paragraph (a)(i)
   |X| 75 days after filing pursuant to paragraph (a)(ii)
   [ ] on          pursuant to paragraph (a)(ii) of Rule 485.
   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

--------------------------------------------------------------------------------
                                                                   JULY 29, 2005
--------------------------------------------------------------------------------


PROSPECTUS

--------------------------------------------------------------------------------

>  PHOENIX MID-CAP VALUE FUND

>  PHOENIX PATHFINDER FUND

>  PHOENIX RELATIVE VALUE FUND

>  PHOENIX TOTAL VALUE FUND

>  PHOENIX WORLDWIDE STRATEGIES FUND


                                                 Get Fund documents
                                                 by e-mail instead.

                                               Eligible shareholders
                                             may sign up for E-Delivery
                                                at PhoenixFunds.com.



TRUST NAME: PHOENIX EQUITY TRUST

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Mid-Cap Value
Fund, Phoenix Pathfinder Fund, Phoenix Relative Value Fund, Phoenix Total Value Fund and Phoenix Worldwide Strategies Fund. Please read it carefully and retain it for future reference.

[LOGO] PHOENIXFUNDS[sm]

PHOENIX EQUITY TRUST
--------------------------------------------------------------------------------


TABLE OF CONTENTS

Phoenix Mid-Cap Value Fund


     Investment Risk and Return Summary...................................    1

     Fund Fees and Expenses...............................................    4

     Management of the Fund...............................................    5

Phoenix Pathfinder Fund

     Investment Risk and Return Summary...................................    7

     Fund Fees and Expenses...............................................    9

     Management of the Fund...............................................   10

Phoenix Relative Value Fund

     Investment Risk and Return Summary...................................   14

     Fund Fees and Expenses...............................................   16

     Management of the Fund...............................................   17

Phoenix Total Value Fund

     Investment Risk and Return Summary...................................   20

     Fund Fees and Expenses...............................................   23

     Management of the Fund...............................................   24

Phoenix Worldwide Strategies Fund

     Investment Risk and Return Summary...................................   31

     Fund Fees and Expenses...............................................   36

     Management of the Fund...............................................   37

Additional Investment Techniques..........................................   41

Pricing of Fund Shares....................................................   43

Sales Charges.............................................................   46

Your Account..............................................................   48

How to Buy Shares.........................................................   50

How to Sell Shares........................................................   50

Things You Should Know When Selling Shares................................   51

Account Policies..........................................................   52

Investor Services and Other Information...................................   56

Tax Status of Distributions...............................................   57

Financial Highlights......................................................   58

PHOENIX MID-CAP VALUE FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


Phoenix Mid-Cap Value Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its assets in securities of mid-capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap(R) Index. Because mid-capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of June 30, 2005, the market capitalization range of companies included in the Russell Midcap(R) Index was $859 million to $14.5 billion. The fund's policy of investing at least 80% of its assets in mid-capitalization companies may be changed only upon 60 days written notice to shareholders.

> The subadviser utilizes a "bottom-up" investment approach. The subadviser looks for companies that are both selling at a substantial discount to their private market value and have restructuring and turnaround potential. The subadviser looks for companies where there is potential for significant increase in earnings over a three-year period, and significant price appreciation over a three-year period.

> The subadviser employs a sell discipline pursuant to which it will sell a position when the price of the stock reaches the subadviser's target price, when it has diminished confidence that management can execute the turnaround strategy, and when key management departs.


Temporary defensive strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in U.S. Government securities and in money market instruments. When this allocation happens, the fund may not achieve its investment objectives.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


                                                    Phoenix Mid-Cap Value Fund 1

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the successes or failure of a new product).

o MID-CAPITALIZATION COMPANIES. Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on smaller capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.



2 Phoenix Mid-Cap Value Fund

PERFORMANCE TABLES
The Phoenix Mid-Cap Value Fund is the successor of the FMI Sasco Contrarian Value Fund (the "Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with the Phoenix Mid-Cap Value Fund on October 22, 2004. The Predecessor Fund, which commenced operations on December 30, 1997, offered only one class of shares. The Phoenix Mid-Cap Value Fund treats the past performance of the Predecessor Fund as its own. Therefore the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Mid-Cap Value Fund's commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix Mid-Cap Value Fund. The bar chart shows changes in the fund's performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                             [GRAPHIC OMITTED]

                CALENDAR YEAR            ANNUAL RETURN (%)
                     1998                     -9.07
                     1999                     -0.68
                     2000                     31.64
                     2001                     11.84
                     2002                     -9.89
                     2003                     37.56
                     2004                     24.74

(1) Annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown on the bar chart above, the highest total return for a quarter was 22.09% (quarter ended December 31, 2003) and the lowest total return for a quarter was -19.91% (quarter ended September 30, 2002). Year-to-date performance (through June 30, 2005) is1.50%. For the 1998 through 2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Predecessor Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Predecessor Fund. On October 22, 2004, Phoenix Investment Counsel, Inc. became the investment adviser to the Predecessor Fund. Since inception, the subadviser to the Predecessor Fund has been Sasco Capital Inc. ("Sasco").


-----------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                       SINCE INCEPTION(3)
  (FOR THE PERIODS ENDING 12/31/04)(2)          1 YEAR   5 YEARS     CLASS A   CLASS C
-----------------------------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------------------------
     Return Before Taxes                         17.57%    16.49%      9.95%
--------------------------------------------- ---------- ---------- ---------- ----------
     Return After Taxes on Distributions(4)      17.53%    16.41%      9.56%      --
--------------------------------------------- ---------- ---------- ---------- ----------
     Return After Taxes on Distributions and
     Sale of Fund Shares(4)                      11.47%    14.50%      8.46%      --
--------------------------------------------- ---------- ---------- ---------- ----------

  Russell Midcap(R) Index(5)                     20.22%     7.59%      9.52%     14.16%

--------------------------------------------- ---------- ---------- ---------- ----------
  Russell Midcap(R) Value Index(6)               23.71%    13.48%     10.31%     14.34%
-----------------------------------------------------------------------------------------

(2) The Predecessor Fund's average annual returns have been restated to reflect the deduction of the maximum sales charge for an investment in Class A Shares and a full redemption in Class C Shares.
(3) Restated to reflect performance since inception of the Predecessor Fund on December 30, 1997.

(4) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A, formerly the sole class of the Predecessor Fund); after tax returns for the classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5) The Russell Midcap(R) Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(6) The Russell Midcap(R) Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class C Shares have been in existence only since October 22, 2004; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


                                                    Phoenix Mid-Cap Value Fund 3

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------



This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                             CLASS A              CLASS C
                                                                             SHARES                SHARES
                                                                             -------              -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of         5.75%                 None
offering price)


Maximum Deferred Sales Charge (load) (as a percentage of the lesser          None                 1.00% (a)
of the value redeemed or the amount invested)


Maximum Sales Charge (load) Imposed on Reinvested Dividends                  None                  None

Redemption Fee                                                               None                  None

Exchange Fee                                                                 None                  None
                                                                     --------------------------------------------


                                                                             CLASS A              CLASS C
                                                                             SHARES                SHARES
                                                                             -------              -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

Management Fees                                                              0.75%                0.75%


Distribution and Service (12b-1) Fees(b)                                     0.25%                1.00%


Other Expenses                                                               3.71%                3.71%
                                                                             -----                -----

TOTAL ANNUAL FUND OPERATING EXPENSES                                         4.71%                5.46%


Expense Reduction(c)                                                        (3.46)%              (3.46)%
                                                                             -----                -----


NET FUND OPERATING EXPENSES                                                  1.25%                2.00%
                                                                             =====                =====

----------------------

(a) The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by NASD.

(c) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, tax and extraordinary expenses), through October 21, 2006 so that such expenses do not exceed 1.25% for Class A Shares and 2.00% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

4 Phoenix Mid-Cap Value Fund

----------------------------------------------------------------
   CLASS        1 YEAR      3 YEARS      5 YEARS      10 YEARS
------------ ------------ ------------ ------------ ------------
   Class A       $695       $1,298       $2,259        $4,687
------------ ------------ ------------ ------------ ------------
   Class C       $303       $  990       $2,138        $4,962
----------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

----------------------------------------------------------------
   CLASS        1 YEAR      3 YEARS      5 YEARS      10 YEARS
------------ ------------ ------------ ------------ ------------
   Class C       $203       $  990       $2,138        $4,962
----------------------------------------------------------------


The examples assume that the expense reimbursement obligations of the adviser are in effect through October 21, 2006. Thereafter, the examples do not reflect any expense reimbursement obligations.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------



THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 45 mutual funds and as adviser to institutional clients. As of March 31, 2005, Phoenix had $19.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Sasco Capital, Inc. ("Sasco") is the subadviser to the Phoenix Mid-Cap Value Fund and is located at 10 Sasco Hill Road, Fairfield, CT 06824. Sasco has been an investment adviser since 1985 and as of March 31, 2005, had approximately $2.6 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Sasco, as subadviser to the fund, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Sasco manage the fund's assets to conform with the investment policies as described in this prospectus.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the annual rate of 0.75%.

Phoenix has contractually agreed to limit the fund's total operating expenses (excluding interest, tax and extraordinary expenses), through October 21, 2006 so that such expenses do


                                                    Phoenix Mid-Cap Value Fund 5
not exceed 1.25% for Class A Shares and 2.00% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


Phoenix will pay to Sasco a subadvisory fee as a portion of the monthly gross investment management fee (without regard to capping of expenses or other waivers or reimbursements) that Phoenix receives from the fund at the annual rate of 47.5%.

PORTFOLIO MANAGEMENT


BRUCE BOTTOMLEY, MARK HELDERMAN and DANIEL LEARY are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Mr. Bottomley serves as a portfolio manager of the fund since its inception in 1997. He is Managing Director and Portfolio Manager of Sasco. Mr. Bottomley has 32 years of investment experience and was a founding partner of Sasco in 1986.

Mr. Helderman serves as a portfolio manager of the fund since 2004. He is Managing Director and Portfolio Manager of Sasco. Mr. Helderman has 18 years of investment experience and joined Sasco in 1997.

Mr. Leary serves as a portfolio manager of the fund since its inception in 1997. He is Managing Director and Portfolio Manger of Sasco. Mr. Leary has 33 years of investment experience and was a founding partner of Sasco in 1986.


Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of securities of the fund.




6 Phoenix Mid-Cap Value Fund

PHOENIX PATHFINDER FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Phoenix Pathfinder Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests principally in the equity securities of domestic companies that the subadviser believes to have appreciation potential. The fund invests principally in larger capitalization stocks; however, the fund may invest in issuers of any capitalization. The subadviser believes larger capitalization stocks to be those of issuers with market capitalizations of over $2 billion at the time of initial purchase.


> The adviser manages the fund's investment program and the general operations of the fund. The subadviser manages the investments of the fund. The subadviser employs a value approach to constructing the fund's portfolio, utilizing quantitative screening to identify attractively valued securities. All stocks in the equity universe are evaluated across multiple quantitative factors, such as valuations, earnings and quality.

> Research is focused on identifying the factors most closely associated with outperforming stocks. Factors must have statistical significance, but also must meet the "common sense" test of having a logical connection to the attributes of a successful company.

> A portfolio optimization program is used throughout to balance the expected return of the stocks with such considerations as the portfolio's benchmark, desired level of risk and transaction cost estimates.

> A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive stock that plays an equally useful diversification role and the expected return of the new stock covers the transaction costs of the sell and purchase.

> The fund's investment strategies may lead to a high portfolio turnover rate. High portfolio turnover rates may increase brokerage and other transaction costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents such as U.S. Government securities and high grade commercial paper. When this allocation happens, the fund may not achieve its investment objective.



                                                       Phoenix Pathfinder Fund 7

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

o LARGER MARKET CAPITALIZATION COMPANIES. Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.


PERFORMANCE TABLES

The fund has been in existence only since the date of this prospectus; therefore, performance information is not included since the fund has not had a full calendar year of investment returns.



8 Phoenix Pathfinder Fund

FUND FEES AND EXPENSES

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                        CLASS A              CLASS C
                                                                        SHARES                SHARES
                                                                        -------              -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                            5.75%                None


Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                     None                 1.00%(a)


Maximum Sales Charge (load) Imposed on Reinvested Dividends              None                 None

Redemption Fee                                                           None                 None

Exchange Fee                                                             None                 None
                                                                 --------------------------------------------

                                                                        CLASS A              CLASS C
                                                                        SHARES                SHARES
                                                                        -------              -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

Management Fees                                                          0.80%                0.80%

Distribution and Service (12b-1) Fees(b)                                 0.25%                1.00%


Other Expenses(c)                                                        0.57%                0.57%
                                                                         -----                -----

TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.62%                2.37%

Expense Reduction(d)                                                    (0.22)%              (0.22)%
                                                                         -----                -----

NET ANNUAL FUND OPERATING EXPENSES                                       1.40%                2.15%
                                                                         =====                =====



(a) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

(c) Estimated at this time.


(d) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through October 31, 2006, so that such expenses do not exceed 1.40% for Class A Shares and 2.15% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       Phoenix Pathfinder Fund 9

--------------------------------------------------------------------------------
   CLASS                        1 YEAR                    3 YEARS
--------------------------------------------------------------------------------
   Class A                       $709                      $1,036
--------------------------------------------------------------------------------
   Class C                       $318                       $718
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

 -------------------------------------------------------------------------------
   CLASS                        1 YEAR                    3 YEARS
 -------------------------------------------------------------------------------
   Class C                       $218                       $718
 -------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect for one year. Thereafter, the examples do not reflect any expense reimbursement obligations.




MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 45 mutual funds and as adviser to institutional clients. As of March 31, 2005, Phoenix had $19.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Acadian Asset Management, Inc. ("Acadian") is the subadviser to the fund and is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC. Acadian acts as adviser to institutions and individuals. As of March 31, 2005, Acadian had approximately $15.5 billion in assets under management. Acadian has been an investment adviser since 1977.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Acadian, as subadviser, is responsible for the day-to-day management of the fund's investment portfolio. Phoenix and Acadian manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the rate of 0.80%.


10 Phoenix Pathfinder Fund

Phoenix has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) through October 31, 2006, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

--------------------------------------------------------------------------------
                                    CLASS A                CLASS C
--------------------------------------------------------------------------------
    Pathfinder Fund                  1.40%                   2.15%
--------------------------------------------------------------------------------

Phoenix pays Acadian a subadvisory fee which is calculated at a rate equal to 0.40% of the gross investment management fee multiplied by the percentage of the fund's assets managed by Acadian.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or an additional subadviser; (b) change the terms of any subadvisory agreement; and
(c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.


PORTFOLIO MANAGEMENT

A team of investment professionals manages the fund's portfolio and is responsible for the day-to-day management of the fund's portfolio.

BRENDAN O. BRADLEY. Mr. Bradley has served on the fund's portfolio management team since its inception in 2005. He is a Senior Vice President and a senior member of the investment research team. Prior to joining Acadian in 2004, Mr. Bradley was a Vice President at Upstream Technologies (2002-2004), where he designed and implemented quantitative investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies (1999-2002).

JOHN R. CHISHOLM, CFA. Mr. Chisholm has served on the fund's portfolio management team since its inception in 2005. He is Co-Chief Investment Officer and Executive Vice President of Acadian. Mr. Chisholm has been affiliated with Acadian since 1984, first in a consulting capacity (1984-1987), as a quantitative research analyst (1987-1989), and as a portfolio manager (since
1989). He became Co-Chief Investment Officer in 1997.

MATTHEW J. COHEN, CFA. Mr. Cohen has served on the fund's portfolio management team since its inception in 2005. He is a Senior Vice President and Portfolio Manager of Acadian. Mr. Cohen specializes in quantitative equity valuation techniques and manages the processes and data that drive Acadian's investment approach. Prior to joining Acadian in 1994, he worked as a senior systems analyst and project manager for Digital Equipment Corporation.

RAYMOND F. MUI. Mr. Mui has served on the fund's portfolio management team since its inception in 2005. He is a Senior Vice President specializing in multi-factor equity valuation


                                                      Phoenix Pathfinder Fund 11
frameworks and the development of investment strategies for both the developed and emerging equity markets. Prior to joining Acadian in 1991, Mr. Mui was a member of the senior technical staff at Hughes Aircraft, where he developed prototypes of command, communications and information systems.

BRIAN K. WOLAHAN, CFA. Mr. Wolahan has served on the fund's portfolio management team since its inception in 2005. He is Co-Director of Research and a Senior Portfolio Manager responsible for developing and applying quantitative techniques to evaluate markets and securities. Before joining Acadian in 1990, Mr. Wolahan worked in the Systems Planning Group at Bank of New England, and as a Senior Systems Analyst at Mars Incorporated with responsibilities for Corporate Systems.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of securities of the fund.


12 Phoenix Pathfinder Fund

PRIOR PERFORMANCE OF ACADIAN


The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by Acadian with substantially similar investment objectives, policies and strategies as the Pathfinder Fund. Performance results are net of account fees and expenses, and assume all dividends and distributions have been reinvested. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the composite. Acadian's performance results would have been lower had fund expenses been used. The composite performance does not represent the historical performance of the fund and should not be interpreted as indicative of the future performance of the fund.

                             [GRAPHIC OMITTED]

               CALENDAR YEAR                  ANNUAL RETURN (%)
                   1999                             8.60
                   2000                             2.86
                   2001                            -4.50
                   2002                           -18.09
                   2003                            35.43
                   2004                            17.12

Year-to-date performance (through March 31, 2005) is 2.00%.

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                        SINCE
  (FOR PERIODS ENDED MARCH 31, 2005)   1 YEAR    3 YEARS   5 YEARS  INCEPTION(1)
------------------------------------- --------- --------- --------- ------------
  U.S. Equity Strategy Composite        15.32%    8.88%      5.17%     6.00%
------------------------------------- --------- --------- --------- ------------
  S&P 500(R) Index(2)                    6.67%    2.74%     -3.21%     0.03%
------------------------------------- --------- --------- --------- ------------
  Russell 1000(R) Value Index(3)        13.17%    7.16%      5.19%     5.81%
------------------------------------- --------- --------- --------- ------------
  MSCI USA Index(4)                      6.97%    2.59%     -3.90%    -0.56%
--------------------------------------------------------------------------------
(1) Since October 1, 1999.

(2) The S&P 500(R) Index is a half-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(3) The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(4) The MSCI USA Index is a free float-adjusted market capitalization index that measures equity market performance within the United States. The index is calculated on a total-return basis with gross dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

The net annual returns for the U.S. Equity Strategy Composite were calculated on an asset-weighted total-return basis, including a 0.50% annual management fee charged on a quarterly basis (which represents the highest advisory fee), commissions on securities transactions, margin interest paid, and dividend and interest earned. This method differs from the method used by the Securities and Exchange Commission.


                                                      Phoenix Pathfinder Fund 13

PHOENIX RELATIVE VALUE FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Phoenix Relative Value Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests principally in common stocks that the subadviser believes to have appreciation potential. The fund invests principally in larger capitalization stocks; however, the fund may invest in issuers of any capitalization. The subadviser believes larger capitalization stocks to be those of issuers with market capitalizations of over $2 billion at the time of initial purchase.

> The adviser manages the fund's investment program and the general operations of the fund. The subadviser manages the investments of the fund. The subadviser seeks to construct an actively managed portfolio by selecting fundamentally sound, undervalued companies that are likely to meet or exceed earnings expectations.

> Securities are selected using a quantitative approach. The subadviser utilizes a proprietary multi-factor model that quantitatively combines earnings and valuation fundamentals to identify the catalyst within each company that makes it more attractive. Generally, the subadviser avoids investment in so-called "sin stocks," such as alcohol, tobacco and gaming stocks.


> Generally, the fund will hold approximately 50 portfolio securities at any given time.

> Stocks are generally sold when companies experience declining fundamentals or if a stock is considered over-valued.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents such as U.S. Government securities and high grade commercial paper. When this allocation happens, the fund may not achieve its investment objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.


14 Phoenix Relative Value Fund

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

o LARGER MARKET CAPITALIZATION COMPANIES. Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

LIMITED NUMBER OF INVESTMENTS

Conditions that negatively affect securities in the portfolio will have greater impact on the fund as compared with a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.


PERFORMANCE TABLES

The fund has been in existence only since the date of this prospectus; therefore, performance information is not included since the fund has not had a full calendar year of investment returns.



                                                  Phoenix Relative Value Fund 15

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                             CLASS A            CLASS C
                                                                              SHARES             SHARES
                                                                             -------            -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of
offering price)                                                               5.75%              None


Maximum Deferred Sales Charge (load) (as a percentage of the lesser of
the value redeemed or the amount invested)                                    None              1.00%(a)


Maximum Sales Charge (load) Imposed on Reinvested Dividends                   None               None

Redemption Fee                                                                None               None

Exchange Fee                                                                  None               None
                                                                       ---------------------------------------

                                                                             CLASS A            CLASS C
                                                                              SHARES             SHARES
                                                                             -------            -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

Management Fees                                                              0.80%              0.80%

Distribution and Service (12b-1) Fees(b)                                     0.25%              1.00%


Other Expenses(c)                                                            0.57%              0.57%
                                                                             -----              -----

TOTAL ANNUAL FUND OPERATING EXPENSES                                         1.62%              2.37%

Expense Reduction(d)                                                        (0.22)%            (0.22)%
                                                                             -----              -----

NET ANNUAL FUND OPERATING EXPENSES                                           1.40%              2.15%
                                                                             =====              =====

-----------------------

(a) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

(c) Estimated at this time.


(d) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through October 31, 2006, so that such expenses do not exceed 1.40% for Class A Shares and 2.15% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


16 Phoenix Relative Value Fund

--------------------------------------------------------------------------------
   CLASS                             1 YEAR                   3 YEARS
--------------------------------------------------------------------------------
   Class A                            $709                    $1,036
--------------------------------------------------------------------------------
   Class C                            $318                    $  718
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS                             1 YEAR                   3 YEARS
--------------------------------------------------------------------------------
   Class C                            $218                    $  718
--------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect for one year. Thereafter, the examples do not reflect any expense reimbursement obligations.




MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 45 mutual funds and as adviser to institutional clients. As of March 31, 2005, Phoenix had $19.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.


Golden Capital Management, LLC ("Golden") is the subadviser to the fund and is located at Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, NC 28262. Golden acts as adviser to institutions and individuals. As of March 31, 2005, Golden had approximately $1.78 billion in assets under management. Golden has been an investment adviser since 1999.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Golden, as subadviser, is responsible for the day-to-day management of the fund's investment portfolio. Phoenix and Golden manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the rate of 0.80%.

Phoenix has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) through October 31, 2006, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:



                                                  Phoenix Relative Value Fund 17

--------------------------------------------------------------------------------
                                        CLASS A               CLASS C
--------------------------------------------------------------------------------
    Relative Value Fund                  1.40%                 2.15%
--------------------------------------------------------------------------------

Phoenix pays Golden a subadvisory fee on the assets managed by Golden at the following rates:


--------------------------------------------------------------------------------
                                    1st $50 million     Greater than $50 million
--------------------------------------------------------------------------------
   Subadvisory Fee                   0.45%                     0.40%
--------------------------------------------------------------------------------


The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or an additional subadviser; (b) change the terms of any subadvisory agreement; and
(c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

PORTFOLIO MANAGEMENT

GREG W. GOLDEN, CFA and JEFF C. MOSER, CFA co-manage the fund's portfolio and are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Mr. Golden has served as co-portfolio manager of the fund since its inception in 2005. He is the President and Chief Executive Officer of Golden (since 1999). Previously, Mr. Golden was Senior Vice President and Head of Structured Products Group for TradeStreet Investment Associates, Inc., a wholly-owned subsidiary of Bank of America (1995 through 1999). Mr. Golden began his career in 1989 with Sovran Bank of Tennessee, where his experience included portfolio management, derivatives management, trading, asset allocation and quantitative analysis.

Mr. Moser has served as co-portfolio manager of the fund since its inception in 2005. He is the Principal and Managing Director of Golden. Mr. Moser joined Golden in 1999 with the founding of Golden Capital Management. Prior to that, he served as Senior Vice President of the Structured Products Group for TradeStreet Investment Associates, Inc., a wholly-owned subsidiary of Bank of America. Mr. Moser began his career with Bank of America in 1983 and was Senior Portfolio Manager and co-founder of their highly successful $1.8 billion Disciplined Equity product.


Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of securities of the fund.


18 Phoenix Relative Value Fund

PRIOR PERFORMANCE OF GOLDEN

The performance information shown below represents a composite of the prior performance of all discretionary accounts representing a composite of fully discretionary separately managed accounts valued in excess of $1 million managed by Golden with substantially similar investment objectives, policies and strategies as the Relative Value Fund. Equity composites are comprised of equity only accounts and include cash. The dispersion of annual returns is measured by the standard deviation of the asset-weighted portfolio returns represented within the composite for the full year. Performance results are net of account fees and expenses, and assume all dividends and distributions have been reinvested. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the composite. Golden's performance results would have been lower had fund expenses been used. The composite performance does not represent the historical performance of the fund and should not be interpreted as indicative of the future performance of the fund.

                             [GRAPHIC OMITTED]

               CALENDAR YEAR                  ANNUAL RETURN (%)
                   1996                            26.28
                   1997                            35.61
                   1998                            30.75
                   1999                            24.03
                   2000                             7.02
                   2001                            -3.03
                   2002                           -15.95
                   2003                            28.62
                   2004                            14.02

Year-to-date performance (through March 31, 2005) is -1.43%.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                         SINCE
(FOR PERIODS ENDED MARCH 31, 2005)     1 YEAR  3 YEARS  5 YEARS    INCEPTION(1)
------------------------------------- -------- -------- -------- ---------------
Large Core Value Composite              9.22%     6.30%   4.21%      14.49%
------------------------------------- -------- --------------- -----------------
S&P 500(R) Index(2)                     6.67%     2.74%  -3.21%       9.00%
------------------------------------- -------- --------------- -----------------
Russell 1000(R) Value Index(3)         13.17%     7.16%   5.19%      11.07%
--------------------------------------------------------------------------------
(1) Since December 31, 1995.

(2) The S&P 500(R) Index is a half-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(3) The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

The net annual returns for the Large Core Value Composite are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). All returns reflect the deduction of the maximum applicable advisory fee for private accounts in this strategy of 0.75% annually, pro-rated on a monthly basis, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations. This method differs from the method used by the Securities and Exchange Commission.


                                                  Phoenix Relative Value Fund 19

PHOENIX TOTAL VALUE FUND

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


The Phoenix Total Value Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests principally in equity securities of domestic companies through the use of three different styles of value equity management. The fund invests principally in larger capitalization stocks; however, the fund may invest in issuers of any capitalization. The subadvisers believe larger capitalization stocks to be those issuers that have market capitalizations of over $1.75 billion at the time of initial purchase. The adviser will make the determination as to the allocation of the assets among the fund's three subadvisers: Acadian Asset Management, Inc. ("Acadian"), Golden Capital Management, LLC ("Golden") and Harris Investment Management, Inc. ("Harris").


> The adviser manages the fund's investment program and the general operations of the fund, including oversight of each of the fund's subadvisers. The subadvisers each manage a portion of the investments of the fund based on its respective value equity management style.


          o Acadian utilizes quantitative screening techniques to identify attractively valued securities, such as valuations, earnings and quality. All stocks in the equity universe are evaluated across multiple quantitative factors. Research is focused on identifying the factors most closely associated with outperforming stocks. Factors must have statistical significance, but also must meet the "common sense" test of having a logical connection to the attributes of a successful company. A portfolio optimization program is used throughout to balance the expected return of the stocks with such considerations as the portfolio's benchmark, desired level of risk and transaction cost estimates. A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive stock that plays an equally useful diversification role and the expected return of the new stock covers the transaction costs of the sell and purchase.

          o Golden seeks to construct an actively managed portfolio by selecting fundamentally sound, undervalued companies that are likely to meet or exceed earnings expectations. Securities are selected using a quantitative approach. Golden utilizes a proprietary multi-factor model that quantitatively combines earnings and valuation fundamentals to identify the catalyst within each company that makes it more attractive. Generally, the subadviser avoids investment in so-called "sin stocks," such

20 Phoenix Total Value Fund
             as alcohol, tobacco and gaming stocks. Stocks are generally sold when companies experience declining fundamentals or if a stock is considered overvalued.

          o Harris selects stocks that it believes exhibit improving fundamentals, such as attractive valuations and increasing investor interest, and which consistently and predictably outperform the market. Its investment philosophy is founded on the principal that a quantitative, disciplined process in conjunction with experienced human insight will provide superior investments results over time. The process of analyzing and ranking stocks to identify buy candidates is driven totally by a multi-factor quantitative model. Fundamental input is used as a final screen, while quantitative analytics is the driver of the process. Generally a stock is sold when its ranking under the subadviser's securities selection process falls to the bottom 50% to 60% of its investment universe.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents such as U.S. Government securities and high grade commercial paper. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

o LARGER MARKET CAPITALIZATION COMPANIES. Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially

                                                     Phoenix Total Value Fund 21
    lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

MULTIPLE SUBADVISER RISK

The fund employs multiple subadvisers. Each subadviser independently chooses and maintains a portfolio of securities for the fund and each is responsible for investing a specific allocated portion of the fund's assets. Because each subadviser will be managing its allocated portion of the fund independently from the other subadviser(s), the same security may be held in different portions of a fund, or may be acquired for one portion of a fund at a time when a subadviser to another portion deems it appropriate to dispose of the security from that other portion. Because each subadviser directs the trading for its own portion of the fund, and does not aggregate its transactions with those of the other subadvisers, the fund may incur higher brokerage costs than would be the case if a single subadviser were managing the entire fund.


PERFORMANCE TABLES

The fund has been in existence only since the date of this prospectus; therefore, performance information is not included since the fund has not had a full calendar year of investment returns.


22 Phoenix Total Value Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                            CLASS A             CLASS C
                                                                            SHARES               SHARES
                                                                            ------               ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge  (load) Imposed on Purchases (as a percentage
of offering price)                                                           5.75%               None


Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                         None                1.00%(a)


Maximum Sales Charge (load) Imposed on Reinvested Dividends                  None                 None

Redemption Fee                                                               None                 None

Exchange Fee                                                                 None                 None
                                                                    ------------------------------------------
                                                                            CLASS A             CLASS C
                                                                            SHARES               SHARES
                                                                            ------               ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)

Management Fees                                                              0.80%               0.80%

Distribution and Service (12b-1) Fees(b)                                     0.25%               1.00%


Other Expenses(c)                                                            0.50%               0.50%
                                                                             -----               -----

TOTAL ANNUAL FUND OPERATING EXPENSES                                         1.55%               2.30%

Expense Reduction(d)                                                        (0.15)%             (0.15)%
                                                                             ------              ------

NET ANNUAL FUND OPERATING EXPENSES                                           1.40%               2.15%
                                                                             =====               =====

------------------
(a) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.
(c) Estimated at this time.

(d) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through October 31, 2006, so that such expenses do not exceed 1.40% for Class A Shares and 2.15% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this agreement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------
   CLASS                     1 YEAR                3 YEARS
-------------------------------------------------------------------
   Class A                    $709                 $1,023
-------------------------------------------------------------------
   Class C                    $318                  $704
-------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

                                                     Phoenix Total Value Fund 23

-------------------------------------------------------------------
   CLASS                     1 YEAR                3 YEARS
-------------------------------------------------------------------
   Class C                    $218                  $704
-------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect for one year. Thereafter, the examples do not reflect any expense reimbursement obligations.




MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISERS


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 45 mutual funds and as adviser to institutional clients. As of March 31, 2005, Phoenix had $19.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Acadian is a subadviser to the fund and is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC. Acadian acts as adviser to institutions and individuals. As of March 31, 2005, Acadian had approximately $15.5 billion in assets under management. Acadian has been an investment adviser since 1977.

Golden is a subadviser to the fund and is located at Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, NC 28262. Golden acts as adviser to institutions and individuals. As of March 31, 2005, Golden had approximately $1.8 billion in assets under management. Golden has been an investment adviser since 1999.

Harris is a subadviser to the fund and is located at 190 South LaSalle Street, 4th Floor, P.O. Box 755, Chicago, IL 60690. Harris is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is wholly-owned by Harris Financial Corp. Harris Financial Corp. is wholly-owned by Bank of Montreal, a publicly traded Canadian banking institution. Harris acts as adviser to institutions and individuals. As of March 31, 2005, Harris had approximately $20.2 billion in assets under management. Harris has been an investment adviser since 1989.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadvisers and recommending their hiring, termination and replacement, and for the general operations of the fund. Acadian, Golden and Harris, as subadvisers, are each responsible for the day-to-day management of their portion of the fund's portfolio. Acadian, Golden and Harris manage the fund's assets to conform with the investment policies as described in this prospectus.

24 Phoenix Total Value Fund

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the rate of 0.80%.


Phoenix has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) through October 31, 2006, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:


--------------------------------------------------------------------------------
                                  CLASS A                CLASS C
--------------------------------------------------------------------------------
    Total Value Fund               1.40%                  2.15%
--------------------------------------------------------------------------------

Phoenix pays Acadian a subadvisory fee at a rate equal to 0.40% of the gross investment management fee multiplied by the percentage of the fund's assets managed by Acadian.

Phoenix pays Golden a subadvisory fee on the assets managed by Golden at the following rates:

--------------------------------------------------------------------------------
                             1st $50 million        Greater than $50 million
--------------------------------------------------------------------------------
   Subadvisory Fee                0.45%                       0.40%
--------------------------------------------------------------------------------

Phoenix pays Harris a subadvisory fee on the assets managed by Harris at the following rates:

--------------------------------------------------------------------------------
                             1st $25 million        Greater than $25 million
--------------------------------------------------------------------------------
   Subadvisory Fee                0.50%                       0.40%
--------------------------------------------------------------------------------

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or an additional subadviser; (b) change the terms of any subadvisory agreement; and
(c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

PORTFOLIO MANAGEMENT


ACADIAN

A team of investment professionals manages Acadian's allocation of the fund's portfolio and is responsible for the day-to-day management of that portion of the fund's investments.

BRENDAN O. BRADLEY. Mr. Bradley has served on the fund's portfolio management team since its inception in 2005. He is a Senior Vice President and a senior member of the investment research team. Prior to joining Acadian in 2004, Mr. Bradley was a Vice President at Upstream Technologies (2002-2004), where he designed and implemented quantitative investment

                                                     Phoenix Total Value Fund 25
management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies (1999-2002).

JOHN R. CHISHOLM, CFA. Mr. Chisholm has served on the fund's portfolio management team since its inception in 2005. He is Co-Chief Investment Officer and Executive Vice President of Acadian. Mr. Chisholm has been affiliated with Acadian since 1984, first in a consulting capacity (1984-1987), as a quantitative research analyst (1987-1989), and as a portfolio manager (since
1989). He became Co-Chief Investment Officer in 1997.

MATTHEW J. COHEN, CFA. Mr. Cohen has served on the fund's portfolio management team since its inception in 2005. He is a Senior Vice President and Portfolio Manager of Acadian. Mr. Cohen specializes in quantitative equity valuation techniques and manages the processes and data that drive Acadian's investment approach. Prior to joining Acadian in 1994, he worked as a senior systems analyst and project manager for Digital Equipment Corporation.

RAYMOND F. MUI. Mr. Mui has served on the fund's portfolio management team since its inception in 2005. He is a Senior Vice President specializing in multi-factor equity valuation frameworks and the development of investment strategies for both the developed and emerging equity markets. Prior to joining Acadian in 1991, Mr. Mui was a member of the senior technical staff at Hughes Aircraft, where he developed prototypes of command, communications and information systems.

BRIAN K. WOLAHAN, CFA. Mr. Wolahan has served on the fund's portfolio management team since its inception in 2005. He is Co-Director of Research and a Senior Portfolio Manager responsible for developing and applying quantitative techniques to evaluate markets and securities. Before joining Acadian in 1990, Mr. Wolahan worked in the Systems Planning Group at Bank of New England, and as a Senior Systems Analyst at Mars Incorporated with responsibilities for Corporate Systems.

GOLDEN


GREG W. GOLDEN, CFA AND JEFF C. MOSER, CFA co-manage Golden's allocation of the fund's portfolio and are jointly and primarily responsible for the day-to-day management of that portion of the fund's investments.

Mr. Golden has served as co-portfolio manager of the fund since its inception in 2005. He is the President and Chief Executive Officer of Golden (since 1999). Previously, Mr. Golden was Senior Vice President and Head of Structured Products Group for TradeStreet Investment Associates, Inc., a wholly owned subsidiary of Bank of America (1995 through 1999). Mr. Golden began his career in 1989 with Sovran Bank of Tennessee, where his experience included portfolio management, derivatives management, trading, asset allocation and quantitative analysis.

Mr. Moser has served as co-portfolio manager of the fund since its inception in 2005. He is the Principal and Managing Director of Golden. Mr. Moser joined Golden in 1999 with the founding of Golden Capital Management. Prior to that, he served as Senior Vice President of the Structured Products Group for TradeStreet Investment Associates, Inc., a wholly-owned

26 Phoenix Total Value Fund
subsidiary of Bank of America. Mr. Moser began his career with Bank of America in 1983 and was Senior Portfolio Manager and co-founder of their highly successful $1.8 billion Disciplined Equity product.

HARRIS

DANIEL L. SIDO manages Harris's allocation of the fund's portfolio and is responsible for the day-to-day management of that portion of the fund's investments.

Mr. Sido has served as portfolio manager of the fund since its inception in 2005. He is the Senior Partner and Portfolio Manager at Harris. Prior to joining Harris in 1994, Mr. Sido served as portfolio manager for a trust company, managing equity and fixed income portfolios. He has over 20 years of investment management experience.


Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of securities of the fund.

                                                     Phoenix Total Value Fund 27

PRIOR PERFORMANCE OF ACADIAN


The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by Acadian with substantially similar investment objectives, policies and strategies as the Total Value Fund. Performance results are net of account fees and expenses, and assume all dividends and distributions have been reinvested. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the composite. Acadian's performance results would have been lower had fund expenses been used. The composite performance does not represent the historical performance of the fund and should not be interpreted as indicative of the future performance of the fund.


                      CALENDAR YEAR       ANNUAL RETURN (%)

                          1999                   8.60
                          2000                   2.86
                          2001                  -4.50
                          2002                 -18.09
                          2003                  35.43
                          2004                  17.12

Year-to-date performance (through March 31, 2005) is 2.00%.


----------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                                                     SINCE
  (FOR PERIODS ENDED MARCH 31, 2005)          1 YEAR           3 YEARS          5 YEARS         INCEPTION(1)
---------------------------------------- ---------------- ----------------- ---------------- -------------------
  U.S. Equity Strategy Composite              15.32%            8.88%            5.17%             6.00%
---------------------------------------- ---------------- ----------------- ---------------- -------------------
  S&P 500(R) Index(2)                          6.67%            2.74%           -3.21%             0.03%
---------------------------------------- ---------------- ----------------- ---------------- -------------------
  Russell 1000(R) Value Index(3)              13.17%            7.16%            5.19%             5.81%
---------------------------------------- ---------------- ----------------- ---------------- -------------------
  MSCI USA Index(4)                            6.97%            2.59%           -3.90%            -0.56%
----------------------------------------------------------------------------------------------------------------

(1) Since October 1, 1999.
(2) The S&P 500(R) Index is a half-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(3) The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(4) The MSCI USA Index is a free float-adjusted market capitalization index that measures equity market performance within the United States. The index is calculated on a total-return basis with gross dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

The net annual returns for the U.S. Equity Strategy Composite were calculated on an asset-weighted total-return basis, including a 0.50% annual management fee charged on a quarterly basis (which represents the highest advisory fee), commissions on securities transactions, margin interest paid, and dividend and interest earned. This method differs from the method used by the Securities and Exchange Commission.


28 Phoenix Total Value Fund

PRIOR PERFORMANCE OF GOLDEN

The performance information shown below represents a composite of the prior performance of all discretionary accounts representing a composite of fully discretionary separately managed accounts valued in excess of $1 million managed by Golden with substantially similar investment objectives, policies and strategies as the Total Value Fund. Equity composites are comprised of equity only accounts and include cash. The dispersion of annual returns is measured by the standard deviation of the asset-weighted portfolio returns represented within the composite for the full year. Performance results are net of account fees and expenses, and assume all dividends and distributions have been reinvested. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the composite. Golden's performance results would have been lower had fund expenses been used. The composite performance does not represent the historical performance of the fund and should not be interpreted as indicative of the future performance of the fund.


                      CALENDAR YEAR       ANNUAL RETURN (%)


                          1996                  26.28
                          1997                  35.61
                          1998                  30.75
                          1999                  24.03
                          2000                   7.02
                          2001                  -3.03
                          2002                 -15.95
                          2003                  28.62
                          2004                  14.02


Year-to-date performance (through March 31, 2005) is -1.43%.

----------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                                                                      SINCE
  (FOR PERIODS ENDED MARCH 31, 2005)          1 YEAR            3 YEARS           5 YEARS        INCEPTION(1)
----------------------------------------- ---------------- ------------------ --------------- ------------------
  Large Core Value Composite                   9.22%             6.30%             4.21%            14.49%
----------------------------------------- ---------------- ------------------ --------------- ------------------
  S&P 500(R) Index(2)                          6.67%             2.74%            -3.21%             9.00%
----------------------------------------- ---------------- ------------------ --------------- ------------------
  Russell 1000(R) Value Index(3)              13.17%             7.16%             5.19%            11.07%
----------------------------------------------------------------------------------------------------------------

(1) Since December 31, 1995.
(2) The S&P 500(R) Index is a half-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(3) The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

The net annual returns for the Large Core Value Composite are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). All returns reflect the deduction of the maximum applicable advisory fee for private accounts in this strategy of 0.75% annually, pro-rated on a monthly basis, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations. This method differs from the method used by the Securities and Exchange Commission.


Phoenix Total Value Fund 29

PRIOR PERFORMANCE OF HARRIS

The performance information shown below represents a composite of the prior performance of all discretionary accounts eligible for inclusion in the composite managed by Harris with substantially similar investment objectives, policies and strategies as the Total Value Fund. Equity composites are comprised of equity only accounts and include cash. The dispersion of annual returns is measured by the standard deviation of the asset-weighted portfolio returns represented within the composite for the full year. Performance results are net of account fees and expenses, and assume all dividends and distributions have been reinvested. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the composite. Harris's performance results would have been lower had fund expenses been used. The composite performance does not represent the historical performance of the fund and should not be interpreted as indicative of the future performance of the fund.


                      CALENDAR YEAR       ANNUAL RETURN (%)


                          1995                  36.11
                          1996                  25.28
                          1997                  36.34
                          1998                  14.08
                          1999                  -0.36
                          2000                  17.95
                          2001                   0.41
                          2002                 -18.19
                          2003                  30.92
                          2004                  19.07

Year-to-date performance (through March 31, 2005) is 1.71%.


-----------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR PERIODS ENDED MARCH 31, 2005)                    1 YEAR         3 YEARS        5 YEARS        10 YEARS
-----------------------------------------------------------------------------------------------------------------

  Large Cap Value Composite                             16.66%         7.43%           7.58%          14.13%

-----------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index(1)                                    6.67%         2.74%          -3.21%          10.83%
-----------------------------------------------------------------------------------------------------------------
  Russell 1000(R) Value Index(2)                        13.17%         7.16%           5.19%          12.81%
-----------------------------------------------------------------------------------------------------------------


(1) The S&P 500(R) Index is a half-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


(2) The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


The net annual returns for the Large Cap Value Composite were calculated on a time-weighted, asset-weighted, total-return basis, including a 0.60% management fee charged on a quarterly basis (which represents the highest advisory fee), commissions on securities transactions, margin interest paid, and dividend and interest earned. This method differs from the method used by the Securities and Exchange Commission.


30 Phoenix Total Value Fund

PHOENIX WORLDWIDE STRATEGIES FUND
(FORMERLY PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND)

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


Phoenix Worldwide Strategies Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its assets in securities of issuers located in three or more countries, one of which will be the United States.

> The fund invests primarily in common stocks. Companies selected for fund investment may be of any capitalization and may be located in countries with developed markets and countries with "emerging markets."


> The fund uses a multi-manager approach. The adviser manages the fund's investment program and the general operations of the fund, including oversight of the fund's subadvisers. Acadian Asset Management, Inc. ("Acadian") and New Star Institutional Managers Limited ("New Star"), as subadvisers for the international portion of the fund's portfolio, and Engemann Asset Management ("Engemann"), as subadviser for the domestic portion of the fund's portfolio, each manage a portion of the fund's assets based on its respective management style. The adviser makes the determination as to the allocation of the assets among the fund's three subadvisers.

> Acadian employs a core approach to construct international equity portfolios. Acadian utilizes quantitative screening techniques to identify attractively valued securities. All stocks in the global equity universe are evaluated across multiple quantitative factors.

         o Research is focused on identifying the factors most closely associated with outperforming stocks. Factors must have statistical significance, but also must meet the "common sense" test of having a logical connection to the attributes of a successful company.

         o The country decision is considered in combination with the sector decision and driven by the stock selection process. The country/sector model applies those factors that have proven most statistically significant by market and sector based on detailed factor attribution research.

         o A portfolio optimization program is used throughout to balance the expected return of the stocks with such considerations as the portfolio's benchmark, desired level of risk and transaction cost estimates.

> New Star strives to invest in companies whose return on invested capital exceeds their cost of capital, that enjoy significant competitive advantages, and that it believes have

                                            Phoenix Worldwide Strategies Fund 31
         good earnings momentum. Sustainable economic profits rather than accounting profits are the focus.

         An assessment of the liquidity environment helps determine stock and regional weightings as well as the degree of risk tolerance. Weightings at the country level may deviate significantly from the index.

> Engemann manages the domestic investments of the fund using a quantitative value strategy that selects equity securities primarily from among the 1,500 largest companies traded in the United States based on value criteria such as price to earnings, sales and cash flows and growth criteria such as earnings per share. This strategy emphasizes securities of companies relatively undervalued to the market in general and with improving fundamentals.


> The fund's investment strategies may lead to a high portfolio turnover rate. High portfolio turnover rates may increase brokerage and other transaction costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary defensive strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in U.S. government securities and in money market instruments. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EMERGING MARKET INVESTING


Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the

32 Phoenix Worldwide Strategies Fund
extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called "ripple effect."


FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

         o  less publicly available information about foreign countries;

         o  political and economic instability within countries;

         o differences in financial reporting standards and transaction settlement systems;

         o  the possibility of expropriation or confiscatory taxation; and

         o  changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

EQUITY SECURITIES


Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.


o LARGER MARKET CAPITALIZATION COMPANIES. Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

                                            Phoenix Worldwide Strategies Fund 33

o Small and Medium Capitalization Companies. Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on smaller capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

o Value Stocks. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent.


MULTIPLE SUBADVISER RISK

The fund employs multiple subadvisers. Each subadviser independently chooses and maintains a portfolio of securities for the fund and each is responsible for investing a specific allocated portion of the fund's assets. Because each subadviser will be managing its allocated portion of the fund independently from the other subadviser(s), the same security may be held in different portions of a fund, or may be acquired for one portion of a fund at a time when a subadviser to another portion deems it appropriate to dispose of the security from that other portion. Because each subadviser directs the trading for its own portion of the fund, and does not aggregate its transactions with those of the other subadvisers, the fund may incur higher brokerage costs than would be the case if a single subadviser were managing the entire fund.


34 Phoenix Worldwide Strategies Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Worldwide Strategies Fund. The bar chart shows changes in the fund's Class A Share performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Please keep in mind that the fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.


                      CALENDAR YEAR       ANNUAL RETURN (%)

                          1995                  15.08
                          1996                  14.99
                          1997                  14.08
                          1998                  31.21
                          1999                  18.07
                          2000                  -1.33
                          2001                 -21.41
                          2002                 -17.59
                          2003                  26.89
                          2004                  15.80


(1) The fund's average annual returns for Class A shares in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 19.21% (quarter ending December 31, 1998) and the lowest return for a quarter was -20.91% (quarter ending September 30, 2002). Year-to-date performance (through June 30, 2005) is -1.87%.


----------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                   1 YEAR         5 YEARS       10 YEARS     SINCE INCEPTION(3)
  (FOR THE PERIODS ENDING 12/31/04)(2)                                                           CLASS C
----------------------------------------------------------- --------------- ------------------------------------
  Class A
----------------------------------------------------------- --------------- ------------ -----------------------
     Return Before Taxes                         9.14%          -2.41%          7.54%               --
----------------------------------------------------------- --------------- ------------ -----------------------
     Return After Taxes on Distributions(4)      8.95%          -3.22%          5.00%               --
----------------------------------------------------------- --------------- ------------ -----------------------
     Return After Taxes on Distributions(4)      6.18%          -2.41%          5.13%               --
     and Sale of Fund Shares
----------------------------------------------------------- --------------- ------------ -----------------------
  Class B
----------------------------------------------------------- --------------- ------------ -----------------------
     Return Before Taxes                        11.00%          -1.98%          7.39%               --
----------------------------------------------------------- --------------- ------------ -----------------------
  Class C
----------------------------------------------------------- --------------- ------------ -----------------------
     Return Before Taxes                        14.89%          -2.01%            --              2.09%
----------------------------------------------------------- --------------- ------------ -----------------------
  S&P 500(R) Index(5)                           10.86%          -2.31%         12.11%             2.19%
----------------------------------------------------------- --------------- ------------ -----------------------
  MSCI World Index (Net)(6)                     14.72%          -2.45%          8.09%             1.66%(7)
----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns reflect the deduction of the maximum sales charge for an investment in the fund's Class A shares and a full redemption in the fund's Class B shares and Class C shares.

(3) Class C shares since December 15, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown are only for Class A shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


(6) The MSCI WorldSM Index (Net) is a free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total-return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) Index performance since December 31, 1998.

                                            Phoenix Worldwide Strategies Fund 35

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                       CLASS A               CLASS B              CLASS C
                                                        SHARES               SHARES                SHARES
                                                        ------               ------                ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)                     5.75%                None                  None


Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed
or the amount invested)                                 None                 5.00%(a)             1.00%(b)


Maximum Sales Charge (load) Imposed on

Reinvested Dividends                                    None                 None                  None

Redemption Fee                                          None                 None                  None

Exchange Fee                                            None                 None                  None
                                                ------------------------------------------------------------------

                                                       CLASS A               CLASS B              CLASS C
                                                        SHARES               SHARES                SHARES
                                                        ------               ------                ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)


Management Fees(d)                                     0.85%                 0.85%                0.85%


Distribution and Service (12b-1) Fees(c)               0.25%                 1.00%                1.00%

Other Expenses                                         0.62%                 0.62%                0.62%
                                                       -----                 -----                -----


TOTAL ANNUAL FUND OPERATING EXPENSES                   1.72%                 2.47%                2.47%

Expense Waiver(e)                                    (0.10)%               (0.10)%              (0.10)%
                                                      -----                 -----                -----


NET ANNUAL FUND OPERATING EXPENSES                     1.62%                 2.37%                2.37%
                                                       =====                 =====                =====


-----------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales
charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.


(d) Reflects management fee effective July 1, 2005.

(e) Contractual arrangement with the fund's investment adviser to waive fees in the amount of 0.10% through September 30, 2006.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

36 Pboenix Worldwide Strategies Fund


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
--------------------- ----------------------- ---------------------- --------------------- ----------------------
   Class A                      $730                 $1,077                 $1,446                $2,481
--------------------- ----------------------- ---------------------- --------------------- ----------------------
   Class B                      $640                  $ 960                 $1,307                $2,614
--------------------- ----------------------- ---------------------- --------------------- ----------------------
   Class C                      $340                  $ 760                 $1,307                $2,799
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
--------------------- ------------------------- -------------------- ---------------------- ---------------------
   Class B                      $240                  $760                  $1,307                $2,614
--------------------- ------------------------- -------------------- ---------------------- ---------------------
   Class C                      $240                  $760                  $1,307                $2,799
-----------------------------------------------------------------------------------------------------------------

The examples assume that the fee waiver obligation of the adviser is in effect for one year. Thereafter, the examples do not reflect any fee reduction.




MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISERS


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 45 mutual funds and as adviser to institutional clients. As of March 31, 2005, Phoenix had $19.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Acadian is a subadviser to the international portion of the fund and is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC. Acadian serves as investment adviser to institutional portfolios in the same style as is provided to the fund. As of March 31, 2005, Acadian had approximately $15.5 billion in assets under management. Acadian has been an investment adviser since 1977.

New Star is a subadviser to the international portion of the fund and is located at 1 Knightsbridge Green, London, United Kingdom, SW1X7NE. New Star is wholly-owned by New Star Institutional Managers Holdings Limited, which is wholly-owned by New Star Asset Management Group Limited. New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of March 31, 2005, New Star had approximately U.S. $8.7 billion in assets under management. New Star has been an investment adviser since 1988.

                                            Phoenix Worldwide Strategies Fund 37

Engemann is the subadviser for the domestic portion of the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to three fund companies totaling six mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of March 31, 2005, Engemann had $3.2 billion in assets under management. Engemann is an affiliate of Phoenix and has been an investment adviser since 1969.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadvisers and recommending their hiring, termination and replacement, and for the general operations of the fund. Acadian, New Star and Engemann, as subadvisers, are each responsible for the day-to-day management of their portion of the fund's portfolio. Acadian, New Star and Engemann manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                      $1st billion       $1+ billion through $2 billion        $2+ billion
---------------------------- ------------------------ ------------------------------------- ---------------------
     Management Fee                       0.85%                       0.80%                       0.75%
-----------------------------------------------------------------------------------------------------------------

Phoenix has contractually agreed to waive fees in the amount of 0.10% through September 30, 2006.


During the fund's last fiscal year, the fund paid total management fees of $867,356. The ratio of management fees to average net assets for the fiscal year ended June 30, 2004 was 0.75%.


Phoenix pays Acadian a subadvisory fee, based on the schedule below, on the aggregated international assets managed by Acadian across all Phoenix Funds subadvised by Acadian:

-----------------------------------------------------------------------------------------------------------------
                                                                   $200+ million
                                     1st $200 million          through $500 million            $500+ million
---------------------------------- ---------------------- -------------------------------- ----------------------
   Subadvisory Fee                         0.50%                       0.40%                       0.35%
-----------------------------------------------------------------------------------------------------------------

Phoenix pays New Star a subadvisory fee, based on the schedule below, on the aggregated international assets managed by New Star across all Phoenix Funds subadvised by New Star:

------------------------------------------------------------------------------

                         1st $100 million              $100+ million
---------------------- ---------------------- --------------------------------

   Subadvisory Fee             0.50%                       0.40%
------------------------------------------------------------------------------

Phoenix pays Engemann a subadvisory fee at a rate equal to 0.50% of the gross investment management fee multiplied by the percentage of the fund's domestic assets managed by Engemann.

38 Phoenix Worldwide Strategies Fund

PORTFOLIO MANAGEMENT

ACADIAN

BRENDAN O. BRADLEY and RAYMOND F. MUI co-manage Acadian's allocation of the international portion of the fund's portfolio (since July 1, 2005) and are jointly and primarily responsible for the day-to-day management of Acadian's portion of the fund's investments.

Mr. Bradley is a Senior Vice President of Acadian and a senior member of the investment research team. Prior to joining Acadian in 2004, Mr. Bradley was a Vice President at Upstream Technologies (2002-2004), where he designed and implemented quantitative investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies (1999-2002).

Mr. Mui is a Senior Vice President of Acadian, specializing in multi-factor equity valuation frameworks and the development of investment strategies for both the developed and emerging equity markets. He also focuses on portfolio optimization tools and the use of derivative instruments for obtaining non-U.S. equity exposure. Prior to joining Acadian in 1991, Mr. Mui was a member of the senior technical staff at Hughes Aircraft, where he developed prototypes of command, communications and information systems.

NEW STAR

MICHAL BARTEK, CFA and IAN BEATTIE manage New Star's allocation of the international portion of the fund's portfolio (since July 1, 2005). Mr. Beattie has overall responsibility for the day-to-day management of New Star's portion of the fund's investments and is supported by Mr. Bartek.

Mr. Bartek is an Investment Manager of New Star and is responsible for equity research in European markets. Prior to joining New Star in 1999, Mr. Bartek was Equity Analyst with Robert Fleming Securities (1997-1999) and Equity Analyst at NatWest Markets (1995-1997).

Mr. Beattie is an Investment Director of New Star and is responsible for the equity research of Asian markets. He is head of Asian (excluding Japan) equities at New Star. Prior to joining New Star in 1996, Mr. Beattie was a Fund Manager with Royal Insurance Asset Management (1992-1996).

ENGEMANN

STEVEN L. COLTON and DONG HAO ZHANG manage the domestic portion of the fund's portfolio (since 2003) and have overall responsibility for the day-to-day management of Engemann's portion of the fund's investments.

Mr. Colton is a Senior Vice President and Senior Portfolio Manager of Engemann and has been with Engemann since 2005. As well as portfolio manager of the fund, he also serves as equity team leader for the Phoenix Growth & Income Fund and Phoenix Income & Growth Fund. Mr. Colton is also an equity team member for the Phoenix Balanced Fund, Phoenix Balanced Return Fund and the Phoenix Value Equity Fund. Prior to joining Engemann, Mr. Colton was Managing Director, Senior Portfolio Manager of Phoenix since 1997.

                                            Phoenix Worldwide Strategies Fund 39

Mr. Zhang is a Vice President and Portfolio Manager of Engemann and has been with Engemann since 2005. As well as lead portfolio manager of the fund, he also serves as the equity team leader for the Phoenix Balanced Fund, Phoenix Balanced Return Fund and Phoenix Value Equity Fund. Mr. Zhang is also an equity team member for the Phoenix Growth and Income Fund and Phoenix Income and Growth Fund. Prior to joining Engemann, Mr. Zhang was Managing Director, Portfolio Manager of Phoenix since 1997.


Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of securities of the fund.

40 Phoenix Worldwide Strategies Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------



In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Mid-Cap Value Fund ("Mid-Cap Value Fund"), the Phoenix Pathfinder Fund ("Pathfinder Fund"), the Phoenix Relative Value Fund ("Relative Value Fund"), the Phoenix Total Value Fund ("Total Value Fund"), and the Phoenix Worldwide Strategies Fund ("Worldwide Strategies Fund") may engage in the following investment techniques as indicated:


CONVERTIBLE SECURITIES

The funds may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the funds may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the funds. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.


DEPOSITARY RECEIPTS

Worldwide Strategies Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and ADRs not sponsored by U.S. banks. While investment in ADRs and EDRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. EDRs and ADRs which are not sponsored by U.S. banks, are subject to the same investment risks as foreign securities.


DERIVATIVES

The funds may write exchange-traded, covered call options and purchase put and call options on indices and foreign currencies, and may enter into futures contracts on foreign currencies and related options. The funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. If the respective subadviser fails to correctly predict these changes, the funds can lose money. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, purchasing call or put options involves the risk that the funds may lose the premium they paid plus transaction costs. Futures and options involve market risk in excess of their value.

FIXED INCOME SECURITIES

The funds may invest in nonconvertible fixed income securities of U.S. and foreign (non-U.S.) issuers including corporate notes, bonds and debentures that are rated within the three highest

                                                         Phoenix Equity Trust 41
rating categories at the time of investment, or if unrated, are deemed by the respective subadviser to be of comparable quality. Generally, if interest rates rise, the value of debt securities will fall.

FOREIGN INVESTING

The Relative Value Fund may invest in foreign securities. Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Worldwide Strategies Fund may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the Worldwide Strategies Fund against future currency exchange fluctuations as anticipated by the adviser.

GOVERNMENT SECURITIES

The funds may invest in Treasury bills, notes and bonds issued by the U.S. Government, its agencies and instrumentalities, and securities issued by foreign governments and supranational agencies (such as the World Bank). Not all government securities are backed by the full faith and credit of the issuing country, including the United States.

HIGH YIELD-HIGH RISK SECURITIES

The funds may invest in high yield-high risk securities. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield-high risk securities may be complex, and as a result, it may be more difficult for the respective subadviser to accurately predict risk.

MUTUAL FUND INVESTING

The funds may invest in other mutual funds in order to take advantage of investment opportunities in certain countries where the funds otherwise would not have been able to invest. The assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

42 Phoenix Equity Trust

OTHER EQUITY SECURITIES

The funds may invest in preferred stocks, warrants, rights and securities convertible into common stocks. Preferred stocks may not fully participate in dividends, and convertible securities may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

SMALL AND MEDIUM CAPITALIZATION COMPANIES


The Pathfinder Fund, Relative Value Fund and Total Value Fund may invest in issuers having small and medium capitalizations. Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the respective subadviser to accurately predict risk.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

o   adding the values of all securities and other assets of the fund;

o   subtracting liabilities; and

o   dividing the result by the total number of outstanding shares of that class.

Phoenix Equity Trust 43

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset values per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the fund determines a "fair value" for an investment according to policies and procedures approved by the Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a

44 Phoenix Equity Trust
security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; and (x) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.


AT WHAT PRICE ARE SHARES PURCHASED?


All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of a fund's distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.

                                                         Phoenix Equity Trust 45

SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


Each fund presently offers Class A Shares and Class C Shares. Additionally, the Worldwide Strategies Fund offers Class B Shares. Each class of shares has different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites: PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.


46 Phoenix Equity Trust

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested).(1) The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Class A Shares are not subject to any charges by the Funds when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES (WORLDWIDE STRATEGIES FUND ONLY). If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges on Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) Class C Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class C Shares do not convert to any other class of shares of the funds.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                 ----------------------------------------------------------------
AMOUNT OF                                                                                       NET
TRANSACTION                                                 OFFERING                           AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
-----------------------------------------------------------------------------------------------------------------
Under $50,000                                                 5.75%                             6.10%
$50,000 but under $100,000                                    4.75                              4.99
$100,000 but under $250,000                                   3.75                              3.90
$250,000 but under $500,000                                   2.75                              2.83
$500,000 but under $1,000,000                                 2.00                              2.04
$1,000,000 or more                                            None                              None

-------------------
(1) Shareholders of the former FMI Sasco Contrarian Value Fund who become shareholders of the Mid-Cap Value Fund through the reorganization are not required to pay a sales load for new purchases of Class A shares of the Mid-Cap Value Fund.

                                                         Phoenix Equity Trust 47

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES (WORLDWIDE STRATEGIES FUND
ONLY) AND CLASS C SHARES


Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES (WORLDWIDE STRATEGIES FUND ONLY)


 YEAR          1          2           3           4          5           6+
----------------------------------------------------------------------------
CDSC           5%         4%          3%          2%         2%          0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

 YEAR          1          2+
----------------------------------------------------------------------------
CDSC           1%         0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

48 Phoenix Equity Trust

Payment in other forms may be accepted at the discretion of the funds. Please specify name of the fund or funds in which you would like to invest on the check or transfer instructions.

STEP 1.

Your first choice will be the initial amount you intend to invest in each fund.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o   $500 for all other accounts.

Minimum ADDITIONAL investments:

         o   $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

STEP 2.


Your second choice will be what class of shares to buy. The Worldwide Strategies Fund offers Class A Shares, Class B Shares and Class C Shares and the Mid-Cap Value Fund, the Pathfinder Fund, the Relative Value Fund and the Total Value Fund offer Class A Shares and Class C Shares. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o   Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

                                                         Phoenix Equity Trust 49

HOW TO BUY SHARES
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
----------------------------------- ----------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
----------------------------------- ----------------------------------------------------------------------------
                                    Complete a New Account Application and send it with a check payable to the
Through the mail                    funds. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301.
----------------------------------- ----------------------------------------------------------------------------
                                    Complete a New Account Application and send it with a check payable to the
Through express delivery            funds. Send them to: Boston Financial Data Services, Attn.: Phoenix Funds,
                                    66 Brooks Drive, Braintree, MA 02184.
----------------------------------- ----------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------
                                    Complete the appropriate section on the application and send it with your
By Investo-Matic                    initial investment payable to the Funds. Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.
----------------------------------- ----------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

50 Phoenix Equity Trust

------------------------------------------------------------------------------------------------------------------
                                     TO SELL SHARES
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------
                                     Send a letter of instruction and any share certificates (if you hold
Through the mail                     certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, Fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
                                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn.: Phoenix Funds,
Through express delivery             66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, Fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. The funds reserve the right to pay large redemptions "in-kind" (in securities owned by the funds rather than in cash). Large redemptions are those over $250,000 or 1% of the applicable fund's net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

                                                         Phoenix Equity Trust 51

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


52 Phoenix Equity Trust

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES


You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at 1-800-243-4361 or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.


         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone (1-800-243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to the minimum initial investment required.

         o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Phoenix Equity Trust 53

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

o reducing returns to long-term shareholders through increased brokerage and administrative expenses.


Additionally, the nature of the portfolio holdings of the Worldwide Strategies Fund may expose the fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "time-zone arbitrage." Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.


In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when

54 Phoenix Equity Trust
applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

                                                         Phoenix Equity Trust 55

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call 1-800-243-4361.



INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semi-annual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25.00, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.


DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites

56 Phoenix Equity Trust
until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


TAX STATUS OF DISTRIBUTIONS

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, annually.

--------------------------------------------------------------------------
   FUND                                          DIVIDEND PAID
-------------------------------------- -----------------------------------
   Mid-Cap Value Fund                             Semiannually
-------------------------------------- -----------------------------------
   Pathfinder Fund                                  Annually
-------------------------------------- -----------------------------------
   Relative Value Fund                              Annually
-------------------------------------- -----------------------------------
   Total Value Fund                                 Annually
-------------------------------------- -----------------------------------

   Worldwide Strategies Fund                      Semiannually

--------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the funds as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                                                         Phoenix Equity Trust 57

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the Mid-Cap Value and the Worldwide Strategies Funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds' independent registered public accounting firm, except where indicated. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

Since the Pathfinder Fund, Relative Value Fund and the Total Value Fund have been in existence only since the date of this prospectus, no financial information is included here for the funds.


PHOENIX MID-CAP VALUE FUND

The Mid-Cap Value Fund is the successor of the FMI Sasco Contrarian Value Fund (the "Predecessor Fund") resulting from a reorganization of the Predecessor Fund with the Mid-Cap Value Fund on October 22, 2004. The Mid-Cap Value Fund treats the past performance of the Predecessor Fund as its own. Prior to October 22, 2004, the Predecessor Fund offered only one class of shares, which is now called Class A Shares. The performance of Class A Shares in the table below has not been adjusted to reflect the expenses of the Mid-Cap Value Fund.


                                                                          CLASS A
                                         ---------------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED
                                           12/31/04             YEAR ENDED JUNE 30,
                                          (UNAUDITED)     2004        2003        2002        2001        2000
                                        -------------   --------    --------    --------    --------    ---------
Net asset value, beginning of period       $17.04        $12.18      $13.21      $12.15      $ 8.74     $ 9.47
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)           0.05         (0.01)       0.01       (0.01)       0.02       0.08
   Net realized and unrealized gain
     (losses)                                2.28          4.88       (1.04)       1.09        3.46      (0.70)
                                           -------       -------    --------     -------     -------    -------
     TOTAL FROM INVESTMENT OPERATIONS        2.33          4.87       (1.03)       1.08        3.48      (0.62)
                                           -------       -------    --------     -------     -------    -------
LESS DISTRIBUTIONS
   Dividends from net investment income     (0.04)        (0.01)         --       (0.02)      (0.07)     (0.11)
                                           -------       -------    --------     -------     -------    -------
     TOTAL DISTRIBUTIONS                    (0.04)        (0.01)         --       (0.02)      (0.07)     (0.11)
                                           -------       -------    --------     -------     -------    -------
Change in net asset value                    2.29          4.86       (1.03)       1.06        3.41      (0.73)
                                           -------      --------    --------    --------    --------    -------
NET ASSET VALUE, END OF PERIOD             $19.33        $17.04      $12.18      $13.21      $12.15     $ 8.74
                                           =======      ========    ========    ========    ========    =======
Total return(2)                             13.69%(4)     40.03%      (7.80)%      8.89%      39.98%     (6.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (thousands)       $29,799        $6,404      $3,800      $5,240      $4,901     $5,568
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                    1.27%(3)      1.30%       1.30%       1.30%       1.30%      1.30%
   Gross operating expenses                  2.15%(3)      2.76%       3.05%       2.68%       2.25%      1.76%
   Net investment income (loss)              0.90%(3)     (0.06)%      0.09%      (0.05)%      0.17%      0.88%
Portfolio turnover                              2%(4)        53%         23%         49%         27%        43%

----------------------
(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected inthe total return calculation.

(3) Annualized.

(4) Not annualized.


58 Phoenix Equity Trust

--------------------------------------------------------------------------------


                                             CLASS C
                                         -----------------
                                          FROM INCEPTION
                                           10/22/04 TO
                                             12/31/04
                                           (UNAUDITED)
                                          -------------
Net asset value, beginning of period         $17.77
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)             0.04
   Net realized and unrealized gain (loss)     1.54
                                             -------
     TOTAL FROM INVESTMENT OPERATIONS          1.58
                                             -------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.03)
                                             -------
     TOTAL DISTRIBUTIONS                      (0.03)
                                             -------
Change in net asset value                      1.55
                                             -------
NET ASSET VALUE, END OF PERIOD               $19.32
                                             =======
Total return(2)                                1.42%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (thousands)          $2,326
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                      2.00%(3)
   Gross operating expenses                    3.01%(3)
   Net investment income (loss)                1.14%(3)
Portfolio turnover                                2%(4)
-----------------------

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected inthe total return calculation.

(3) Annualized.

(4) Not annualized.


                                                         Pboenix Equity Trust 59

--------------------------------------------------------------------------------


Phoenix Worldwide Strategies Fund
(formerly Phoenix-Aberdeen Wordwide Opportunities Fund)

                                                                        CLASS A
                                     ------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED
                                       12/31/04                    YEAR ENDED JUNE 30,
                                      (UNAUDITED)      2004      2003      2002      2001      2000
                                     -------------   --------  --------  --------  --------  --------
 Net asset value, beginning of period   $ 7.72        $ 6.37    $ 7.03    $ 7.87    $10.46    $10.93
  INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(1)       0.02          0.03      0.05      0.03      0.01     (0.01)
    Net realized and unrealized gain
      (loss)                              0.90          1.41     (0.71)    (0.84)    (1.44)     1.08
                                        -------       -------   -------   -------   -------   -------
    TOTAL FROM INVESTMENT OPERATIONS      0.92          1.44     (0.66)    (0.81)    (1.43)     1.07
                                        -------       -------   -------   -------   -------   -------
 LESS DISTRIBUTIONS
    Dividends from net investment
      income                             (0.10)        (0.09)       --         --    (0.02)       --
    Distributions from net realized
      gains                                 --            --        --     (0.03)    (1.14)    (1.54)
                                        -------       -------   -------   -------   -------   -------
      TOTAL DISTRIBUTIONS                (0.10)        (0.09)       --     (0.03)    (1.16)    (1.54)
                                        -------       -------   -------   -------   -------   -------
 Change in net asset value                0.82          1.35     (0.66)    (0.84)    (2.59)    (0.47)
                                        -------       -------   -------   -------   -------   -------
 NET ASSET VALUE, END OF PERIOD         $ 8.54        $ 7.72    $ 6.37    $ 7.03    $ 7.87    $10.46
                                        =======       =======   =======   =======   =======   =======
 Total return(2)                         11.90%(4)     22.65%    (9.39)%  (10.35)%  (14.81)%   11.49%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
   (thousands)                        $111,769      $107,520   $98,135  $125,216  $158,775  $195,357
 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                    1.56%(3)      1.62%     1.73%     1.56%     1.54%     1.56%
    Net investment income (loss)          0.58%(3)      0.46%     0.81%     0.39%     0.10%    (0.06)%
 Portfolio turnover                         26%(4)       122%      160%       99%      168%      112%

 ----------------------
(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Annualized.

(4) Not annualized.


60 Phoenix Equity Trust

--------------------------------------------------------------------------------


                                                                     CLASS B
                                    ---------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED
                                      12/31/04                       YEAR ENDED JUNE 30,
                                    (UNAUDITED)     2004          2003        2002        2001        2000
                                    ------------  ---------     --------    ---------   --------    --------
Net asset value, beginning of period  $ 7.05        $ 5.81       $ 6.46       $ 7.29     $ 9.84      $10.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)    (0.01)        (0.02)          --(3)     (0.03)     (0.06)      (0.08)
   Net realized and unrealized
     gains (loss)                       0.83          1.28        (0.65)       (0.77)     (1.35)       1.02
                                      -------      --------     --------     --------   --------    --------
   TOTAL FROM INVESTMENT OPERATIONS     0.82          1.26        (0.65)       (0.80)     (1.41)       0.94
                                      -------      --------     --------     --------   --------    --------
LESS DISTRIBUTIONS
   Dividends from net investment
     income                            (0.05)        (0.02)          --           --        --          --
   Distributions from net realized
     gains                                --            --           --        (0.03)     (1.14)      (1.54)
                                      -------      --------     --------     --------   --------    --------
     TOTAL DISTRIBUTIONS               (0.05)        (0.02)          --        (0.03)     (1.14)      (1.54)
                                      -------      --------     --------     --------   --------    --------
Change in net asset value               0.77          1.24        (0.65)       (0.83)     (2.55)      (0.60)
                                      -------      --------     --------     --------    -------     -------
NET ASSET VALUE, END OF PERIOD        $ 7.82        $ 7.05       $ 5.81       $ 6.46     $ 7.29      $ 9.84
                                      =======      ========     ========     ========   ========    ========
Total return(2)                        11.57%(5)    21.78%       (10.20)%     (10.90)%   (15.58)%     10.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $5,600       $5,987        $6,730       $9,119    $13,066     $17,317
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                   2.31%(4)     2.37%         2.48%        2.31%      2.29%       2.31%
   Net investment income (loss)        (0.16)%(4)   (0.34)%        0.04%       (0.38)%    (0.66)%     (0.80)%
Portfolio turnover                        26%(5)      122%          160%         99%        168%        112%

                                                                     CLASS C
                                    --------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      12/31/04                       YEAR ENDED JUNE 30,
                                     (UNAUDITED)     2004         2003         2002       2001        2000
                                    -------------  --------     ---------    --------   --------    --------

Net asset value, beginning of period  $ 7.03        $ 5.80       $ 6.45       $ 7.28     $ 9.82      $10.42
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (1)    (0.01)        (0.01)       (0.01)       (0.03)     (0.06)      (0.07)
   Net realized and unrealized
     gains (loss)                       0.82          1.27        (0.64)       (0.77)     (1.34)       1.01
                                       -------     --------     --------     --------   --------    --------
   TOTAL FROM INVESTMENT OPERATIONS     0.81          1.26        (0.65)       (0.80)     (1.40)       0.94
                                       -------     --------     --------     --------   --------    --------
LESS DISTRIBUTIONS
   Dividends from net investment
     income                            (0.05)        (0.03)          --           --         --          --
   Distributions from net realized
     gains                                --            --           --        (0.03)     (1.14)      (1.54)
                                       -------     --------     --------     --------   --------    --------
     TOTAL DISTRIBUTIONS               (0.05)        (0.03)          --        (0.03)     (1.14)      (1.54)
                                       -------     --------     --------     --------   --------    --------
Change in net asset value               0.76          1.23        (0.65)       (0.83)     (2.54)      (0.60)
                                       -------     --------     --------     --------   --------    --------
NET ASSET VALUE, END OF PERIOD        $ 7.79        $ 7.03       $ 5.80       $ 6.45     $ 7.28      $ 9.82
                                      =======      ========     ========     ========   ========    ========
Total return(2)                        11.46%(5)     21.66%     (10.08)%     (11.06)%    (15.50)%     10.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(thousands)                           $3,192        $3,306      $2,407       $3,811      $5,650      $6,704
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                   2.31%(4)      2.37%       2.48%        2.31%       2.29%       2.31%
   Net investment income (loss)        (0.16)%(4)    (0.18)%     (0.10)%      (0.39)%     (0.65)%     (0.74)%
Portfolio turnover                        26%(5)       122%        160%          99%        168%        112%

-----------------------
(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Amount is less than $0.01.

(4) Annualized.

(5) Not annualized.


                                                         Phoenix Equity Trust 61

[LOGO] PHOENIXFUNDS[sm]

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480





ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090.This information is also available on the SEC's Internet site at sec.gov.You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC,Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926




NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


Investment Company Act File No. 811-945
PXP691                                                                      7-05

                              PHOENIX EQUITY TRUST

                           PHOENIX MID-CAP VALUE FUND
                             PHOENIX PATHFINDER FUND
                           PHOENIX RELATIVE VALUE FUND

                            PHOENIX TOTAL VALUE FUND
                        PHOENIX WORLDWIDE STRATEGIES FUND

                   (EACH A "FUND" OR COLLECTIVELY THE "FUNDS")

                                101 Munson Street

                              Greenfield, MA 01301


                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 29, 2005

The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Phoenix Equity Trust (the "Trust") dated July 29, 2005, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's prospectus, annual or semiannual reports by visiting the Phoenix Funds Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE

The Trust..................................................................    1
Investment Restrictions ...................................................    1
Investment Techniques and Risks ...........................................    2
Performance Information....................................................    9
Portfolio Turnover.........................................................   11
Portfolio Transactions and Brokerage.......................................   11
Disclosure of Fund Holdings................................................   13

Services of the Adviser and Subadvisers....................................   14
Portfolio Managers.........................................................   23
Net Asset Value ...........................................................   27
How to Buy Shares .........................................................   28
Alternative Purchase Agreements............................................   28
Investor Account Services .................................................   31
How to Redeem Shares ......................................................   32
Dividends, Distributions and Taxes ........................................   33
Tax Sheltered Retirement Plans ............................................   37
The Distributor ...........................................................   38
Distribution Plans.........................................................   39
Management of the Trust....................................................   40
Additional Information ....................................................   47



                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926

PXP 691B (7/05)

                                    THE TRUST


The Trust was originally incorporated in New York in 1956, and on January 13, 1992, the Trust was reorganized as a Massachusetts business trust. It was reorganized as a Delaware statutory trust in October 2000. The Trust has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Trustees voted to change the name of the Trust to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the former adviser by Phoenix Life Insurance Company and the affiliation with other Phoenix Funds. On November 18, 1998, the Trustees voted to change the name of the Trust to "Phoenix-Aberdeen Worldwide Opportunities Fund." On June 28, 2004 the Trust changed its name to Phoenix Equity Trust. The Trust presently comprises five series: the Phoenix Mid-Cap Value Fund ("Mid-Cap Value Fund"), the Phoenix Pathfinder Fund ("Pathfinder Fund"), the Phoenix Relative Value Fund ("Relative Value Fund"), The Phoenix Total Value Fund ("Total Value Fund") and the Phoenix Worldwide Strategies Fund ("Worldwide Strategies Fund").

   The Funds' prospectus describes the investment objectives of the Funds and the strategies that the Funds will employ in seeking to achieve their investment objective. The Worldwide Strategies Fund's investment objective is a fundamental policy of the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Mid-Cap Value, Pathfinder, Relative Value and Total Value Funds' investment objectives are non-fundamental policies and may be changed without shareholder approval. The following discussion supplements the disclosure in the prospectus.


                             INVESTMENT RESTRICTIONS


   The following investment restrictions have been adopted by the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940 (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.


   Each Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its respective total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by exemptive orders or staff interpretations of the Securities and Exchange Commission ("SEC") shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under applicable law.


   (6) Purchase or sell real estate, except that the Funds may (i) acquire or lease office space for their own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Funds as a result of the ownership of securities.


   (7) Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS


WORLDWIDE STRATEGIES FUND


   The Fund may utilize the following practices or techniques in pursuing its investment objective.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS ON FUTURES CONTRACTS

   The Fund may engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). The Fund also may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

   The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market."

OPTIONS ON FOREIGN CURRENCIES

   The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

   The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though foreign currency value remains the same. See "Special Considerations and Risk Factors." To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

   If, on the other hand, the adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

SPECIAL CONSIDERATIONS AND RISK FACTORS

   The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the adviser to "close out" existing forward contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transaction costs associated with the use of these investment practices.

   These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

MID-CAP VALUE FUND

   The Fund may utilize the following practices or techniques in pursuing its investment objective.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

   The Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

   There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

   The Fund may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs" which pay distributions consisting solely or primarily for all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities. "POs" which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters" which have a coupon rate that moves in the reverse direction to an applicable index.

   Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect the Fund against a reduction in income due to a decline in interest rates. The Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

   The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

   In general, the collateral supporting non-mortgage asset-backed securities are of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

   Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

   Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

ALL FUNDS

MONEY MARKET INSTRUMENTS

   Each of the Funds may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.

The money market securities in which they invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

   The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

   The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

INVESTMENT GRADE INVESTMENTS

   Each of the Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate possible capital gains at those times when its adviser or subadviser, as the case may be, believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a non-convertible bond or debenture is downgraded below investment grade, a Fund will promptly dispose of such bond or debenture, unless its adviser or subadviser, as the case may be, believes it disadvantageous to the Fund to do so.

CONVERTIBLE LOW-RATED SECURITIES

   Each of the Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). A Fund's adviser or subadviser, as the case may be, will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Funds may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

   Corporate obligations rated less than investment grade (hereinafter referred to as "low-rated securities") are commonly referred to as "junk bonds", and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below.

   EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund's net asset value.

   As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount.

Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

   PAYMENT EXPECTATIONS. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

   CREDIT RATINGS. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

   LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market.

GOVERNMENT OBLIGATIONS

   Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

   Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

INVESTMENT COMPANIES


   The Funds are authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. Particularly in the case of Worldwide Strategies Fund, in certain countries, investments by the Funds may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Funds' purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.


WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

   Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain cash or liquid securities in an amount sufficient to meet its purchase commitments. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

PREFERRED STOCKS

   Each of the Funds may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

HEDGING INSTRUMENTS

   Each Fund may purchase put and call options on equity securities and on stock indices and write covered call options on equity securities owned by the Fund. Generally the foregoing investments will be effected during periods of anticipated market weakness and, in any event, will not result in leveraging of the applicable Fund's portfolio.

   PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Funds may purchase options on equity securities and on stock indices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. Such Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

   The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

   STOCK INDEX OPTIONS. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes also may be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

   WRITING CALL OPTIONS. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

   To terminate its obligations on a call which it has written, a Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Funds may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

   Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

   COMBINED OPTION POSITIONS. The Funds may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund's current or anticipated investments. The Funds may invest in options based on securities which differ from the securities in which it typically invests. This involves a risk that the options will not track the performance of the Fund's investments.

   Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund's investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Funds may purchase or sell options with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund's options are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

   LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund's access to other assets held to cover its options could also be impaired.

   ASSET COVERAGE FOR OPTIONS. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options strategies by mutual funds, and if the guidelines so require will set aside cash or liquid securities in the amounts prescribed. Securities so set aside cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that setting aside of a portion of the applicable Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

   SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options markets involves investment risks and transactions costs to which the Funds would not be subject absent the use of these strategies. If the applicable Fund's portfolio manager(s)' prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to such Fund may leave such Fund in a worse position than if such strategies were not used.

FOREIGN SECURITIES


   The Worldwide Strategies Fund invests a significant amount of its assets in foreign securities. Each of the other Funds may invest in foreign securities. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and a Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for a Fund's shareholders. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. Foreign securities include sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.


WARRANTS AND RIGHTS

   Each Fund may invest in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund's portfolio manager for inclusion in that Fund's portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by a Fund in units or attached to securities are not subject to these restrictions.

ILLIQUID SECURITIES

   Each Fund may invest in securities for which there is no readily available market ("illiquid securities"), including certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Trustees of the Trust has delegated to the adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets);
(ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

   Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees.

PORTFOLIO TURNOVER

   The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares and Class C Shares are reinvested when paid.

   Performance information for the Funds (and any class of the Funds) may be included in $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares, and Class C Shares are reinvested when paid.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, Us. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Index (the "S&P 500 Index"), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Dow Jones Wilshire Real Estate Securities Index (Full Cap), Russell Mid Cap Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index, and the Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

TOTAL RETURN

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.


   The average annual total return for the Mid-Cap Value and Worldwide Strategies Funds for the indicated periods ended June 30, 2004 were as follows:


                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                                 COMMENCEMENT OF
                                                     YEAR ENDED      5 YEARS ENDED                OPERATIONS TO
MID-CAP VALUE FUND(1)                                 06/30/04         06/30/04                    06/30/04(3)
---------------------                                 --------         --------                    -----------
     Return Before Taxes                               31.97%            11.63%                        8.59%
     Return After Taxes on Distribution                31.96%            11.44%                        8.19%
     Return After Taxes on Distributions
     and Sale of Fund Shares                           20.80%            10.04%                        7.21%

                                                AVERAGE ANNUAL TOTAL RETURNS


                                                                                                           COMMENCEMENT OF
                                                     YEAR ENDED      5 YEARS ENDED    10 YEARS ENDED        OPERATIONS TO
WORLDWIDE STRATEGIES FUND                             06/30/04         06/30/04          06/30/04            06/30/04(2)
-------------------------                             --------         --------          --------            -----------

Class A
     Return Before Taxes                               15.60%            -2.26%            6.47%                 N/A
     Return After Taxes on Distribution                15.39%            -3.93%            3.33%                 N/A
     Return After Taxes on Distributions
     and Sale of Fund Shares                           10.39%             2.70%            3.79%                 N/A
Class B  Return Before Taxes                           17.78%            -1.86%             N/A                  6.09%
Class C  Return Before Taxes                           21.66%            -1.86%             N/A                  0.30%

(1) As a result of a reorganization, the Phoenix Mid-Cap Value Fund is the successor of the FMI Sasco Contrarian Fund (the "Predecessor Fund"), which commenced operations on December 30, 1997. The period prior to October 21, 2004, when the Phoenix Mid-Cap Value Fund began operating, represents the performance of the Predecessor Fund. The Predecessor Fund offered only one class of shares. The Phoenix Mid-Cap Value Fund treats the past performance of the Predecessor Fund as its own for purposes of its Class A Shares.
(2) Class B Shares since July 15, 1994 and Class C Shares since December 15,
    1998.
(3) Since December 30, 1997.


   Since the Pathfinder Fund, Relative Value Fund and Total Value Fund have been in existence only since the date of this SAI, no performance information is included here for the funds.


   The Funds may also compute aggregate total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

                               PORTFOLIO TURNOVER


   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). Historical annual rates of portfolio turnover for the Mid-Cap Value Fund and Worldwide Strategies Fund are set forth in the prospectus under the heading "Financial Highlights."


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The adviser or subadviser, as appropriate, places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the adviser, the rate is deemed by the adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The adviser and subadvisers believe that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitudes toward and interest in mutual funds in general. The adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the adviser would, under the circumstances, seek to obtain best price and execution on orders for the Funds.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the adviser's staff can follow. In addition, it provides the adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the adviser and is available for the benefit of other accounts advised by the adviser and its affiliates and not all of the information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the adviser's expenses, it is not possible to estimate its value and in the opinion of the adviser it does not reduce the adviser's expenses in a determinable amount. The extent to which the adviser makes use of statistical, research and other services furnished by brokers is considered by the adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The adviser does so in accordance with its judgment of the best interests of the Funds and its shareholders.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   With respect to the Worldwide Strategies Fund, for the fiscal years ended June 30, 2002, 2003 and 2004, brokerage commission paid by the Trust on portfolio transactions totaled $470,865, $664,313 and $509,724, respectively. In the fiscal years ended June 30, 2002, 2003 and 2004, the Fund paid brokerage commissions of $25,784, $28,877 and $10,433, respectively, to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended June 30, 2004, the amount paid to PXP Securities Corp. was 2.0% of the total brokerage commission paid by the Fund and was paid on transactions amounting to 2.5% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $343,477 paid during the fiscal year ended June 30, 2004, were paid on portfolio transactions aggregating $142,940,134 executed by brokers who provided research and other statistical information.


                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES


   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund's shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites as of the end of each month, generally with 10 business days of the end of the month. This information will be available on the Web sites until full portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.


OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

------------------------------------------------------------------------------------------------------------------------------
                                                                                           TIMING OF RELEASE OF PORTFOLIO
        TYPE OF SERVICE PROVIDER                    NAME OF SERVICE PROVIDER                    HOLDINGS INFORMATION
----------------------------------------- --------------------------------------------- --------------------------------------
Adviser                                   Phoenix Investment Counsel, Inc.              Daily
----------------------------------------- --------------------------------------------- --------------------------------------
Subadviser to Mid-Cap Value Fund          Sasco Capital, Inc.                           Daily

----------------------------------------- --------------------------------------------- --------------------------------------

Subadviser to Pathfinder Fund             Acadian Asset Management, Inc.                Daily

----------------------------------------- --------------------------------------------- --------------------------------------
Subadviser to Relative Value Fund         Golden Capital Management, LLC                Daily

----------------------------------------- --------------------------------------------- --------------------------------------
Subadviser to Total Value Fund            Acadian Asset Management, Inc., Golden        Daily
                                          Capital Management, LLC and Harris
                                          Investment Management, Inc.
----------------------------------------- --------------------------------------------- --------------------------------------
Subadviser to Worldwide Strategies Fund   Acadian Asset Management, Inc., New Star      Daily
                                          Institutional Managers Limited and Engemann
                                          Investment Management

----------------------------------------- --------------------------------------------- --------------------------------------
Distributor                               Phoenix Equity Planning Corporation           Daily
----------------------------------------- --------------------------------------------- --------------------------------------
Custodian                                 State Street Bank and Trust Company           Daily
----------------------------------------- --------------------------------------------- --------------------------------------
Sub-Financial Agent                       PFPC Inc.                                     Daily
----------------------------------------- --------------------------------------------- --------------------------------------

Independent Registered Public             PricewaterhouseCoopers LLP                    Annual Reporting Period:  within
Accounting Firm                                                                         15 business days of end of reporting
                                                                                        period


                                                                                        Semiannual Reporting Period:  within
                                                                                        31 business days of end of reporting
                                                                                        period
----------------------------------------- --------------------------------------------- --------------------------------------
Typesetting Firm for Financial Reports    GCom Solutions                                Monthly on first business day
and Forms N-Q                                                                           following month end
----------------------------------------- --------------------------------------------- --------------------------------------
Printer for Financial Reports             V.G. Reed & Sons                              Annual and Semiannual Reporting
                                                                                        Period: within 45 days after end of
                                                                                        reporting period
----------------------------------------- --------------------------------------------- --------------------------------------
Proxy Voting Service                      Institutional Shareholder Services            Twice weekly on an ongoing basis
----------------------------------------- --------------------------------------------- --------------------------------------
Intermediary Selling Shares               Merrill Lynch                                 Quarterly within 10 days of
of the Fund                                                                             quarter end
----------------------------------------- --------------------------------------------- --------------------------------------
Third-Party Class B Share Financer        SG Constellation LLC                          Weekly based on prior week end
------------------------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION
------------------------------------------------------------------------------------------------------------------------------
Portfolio Redistribution Firms            Bloomberg, Standard & Poor's and Thompson     Quarterly, 60 days after fiscal
                                          Financial Services                            quarter end
----------------------------------------- --------------------------------------------- --------------------------------------
Rating Agencies                           Lipper Inc. and Morningstar                   Quarterly, 60 days after fiscal
                                                                                        quarter end
------------------------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISERS

THE ADVISER


   The investment adviser to each of the Funds is Phoenix Investment Counsel, Inc ("PIC" or "Advisor"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX's primary place of business is One American Row, Hartford, CT 06115. PEPCO, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of PEPCO is located at One

American Row, Hartford, CT 06102. PIC acts as the investment adviser for 14 fund companies totaling 45 mutual funds and as adviser to institutional clients.

   PXP has served investors for over 70 years. As of March 31, 2005, PXP had approximately $56.6 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes. PXP's affiliated investment advisers are: Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago, Illinois and Denver, Colorado; Engemann Asset Management (Engemann) in Pasadena, California; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles, California; Phoenix Investment Counsel, Inc. in Hartford, Connecticut; Phoenix/Zweig Advisers LLC (Zweig) and Euclid Advisors LLC (Euclid) in New York, New York; Seneca Capital Management LLC (Seneca) in San Francisco, California; and Walnut Asset Management, LLC (Walnut) in Philadelphia, Pennsylvania. PXP's subadvisory arrangements with outside managers include those with Acadian Asset Management, Inc. (Acadian) in Boston, Massachusetts; Bennett Lawrence Management, LLC (Bennett Lawrence) in New York, New York; CastleArk Management, LLC (CastleArk) in Chicago, Illinois; Golden Capital Management, LLC (Golden) in Charlotte, North Carolina; Harris Investment Management, Inc. (Harris) in Chicago, Illinois; New Star Institutional Managers Limited (New Star) in London, England; Sasco Capital, Inc. (Sasco) in Fairfield, Connecticut and Vontobel Asset Management Inc. (Vontobel) in New York, New York.


   PIC provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives a management fee), other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services, regulatory filing fees and expenses of printing the Trust's registration statements (but the Distributor purchases such copies of the Funds' prospectuses and reports and communication to shareholders as it may require for sales purposes), insurance expense, association membership dues, brokerage fees, and taxes.

   The Investment Advisory Agreements will continue in effect from year-to-year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940
Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund or by the Phoenix upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section
(2)(a)(4) of the 1940 Act.

   Each Agreement provides that the Adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreements. Each Agreement permits the adviser to render services to others and to engage in other activities.

   As compensation for its services with respect to Mid-Cap Value Fund, the Adviser receives a fee, which is accrued daily against the value of the Mid-Cap Value Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the Fund's average daily net assets. Phoenix has agreed to cap total operating expenses at 1.25% and 2.00% (on an annualized basis) of the Mid-Cap Value Fund's Class A Shares' and Class C Shares' average daily net assets, respectively. Phoenix may not discontinue this cap on total expenses for a minimum period of at least two years from the effective date of the Mid-Cap Value Fund.


   As compensation for its services with the respect to each of the Pathfinder, Relative Value and Total Value Funds, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at the annual rate of 0.80%, respectively, of each Fund's average daily net assets. The Adviser has contractually agreed to limit total operating expenses of each of the Pathfinder, Relative Value and Total Value Funds (excluding interest, taxes and extraordinary expenses) through October 31, 2006, so that such expense does not exceed 1.40% for Class A Shares and 2.15% for Class C Shares.

   As compensation for its services with respect to the Worldwide Strategies Fund, the Adviser receives a fee, which is accrued daily against the value of the Worldwide Strategies Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.85% of the Fund's average daily net assets of up to $1 billion, 0.80% of the Fund's average daily net assets from $1 billion to $2 billion, and 0.75% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended June 30, 2002, 2003, and 2004 amounted to $1,120,893, $825,004 and $867,356, respectively. The Adviser has contractually agreed to waive fees of the Worldwide Strategies Fund in the amount of 0.10% through September 30, 2006.


   The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Trust. The Funds have not directly compensated any of their officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Funds. The Funds reimburse all Trustees for their out-of-pocket expenses. The Trustees of the

Trust are not prohibited from authorizing the payment of salaries to the officers pursuant to the Agreements, including out-of-pocket expenses, at some future time.

   In addition to the management fee, expenses paid by the Funds include: fees of Trustees who are not compensated by the adviser, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Trust's registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases at printer's over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Trust's existence as a Delaware statutory trust.

   The Funds, the Adviser, the respective subadvisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order.

THE SUBADVISERS


   Acadian Asset Management, Inc. ("Acadian") is a subadviser to the Pathfinder, Total Value and Worldwide Strategies Funds and is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian has been an investment adviser since 1986. As of March 31, 2005, Acadian had approximately $ 15.7 billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Acadian the performance of certain of its investment management services under the Investment Advisory Agreement with the Pathfinder, Total Value and Worldwide Strategies Funds. Acadian will furnish at is own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, PIC will pay Acadian compensation at the annual rate of 0.40% of the portion of the Pathfinder and Total Value Funds' average daily net assets that Acadian manages.

   Engemann Asset Management ("Engemann") is the subadviser for the domestic portion of the Worldwide Strategies Fund and is located at 600 North Rosemead Boulevard, Pasadena, CA 91107. Engemann acts as adviser to four fund companies totaling seven mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of March 31, 2005, Engemann had $3.2 billion in assets under management. Engemann is an affiliate of Phoenix and has been an investment adviser since 1969.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Engemann the performance of certain of its investment management services under the Investment Advisory Agreement with the Worldwide Strategies Fund. Engemann will furnish at is own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, PIC will pay Engemann compensation at the annual rate of 0.50% of the portion of the Worldwide Strategies Fund's average daily net assets that Engemann manages.

   Golden Capital Management, LLC ("Golden") is a subadviser to the Relative Value and Total Value Funds and is located at Five Resource Square, 10715 David Taylor Drive, Suite 150, NC 28262. Golden has been an investment adviser since 1999. As of March 31, 2005, Golden had approximately $1.78 billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Golden the performance of certain of its investment management services under the Investment Advisory Agreement with the Relative Value and Total Value Funds. Golden will furnish at is own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, PIC will pay Golden compensation at the following annual rates calculated on the portion of the Relative Value and Total Value Funds' average daily net assets that Golden manages:

          1ST $50 MILLION                  GREATER THAN $50 MILLION
          ---------------                  ------------------------
               0.45%                                0.40%

   Harris Investment Management, Inc. ("Harris") is a subadviser to the Total Value Fund and is located at 190 South LaSalle Street, 4th Floor; PO Box 755, Chicago, IL 60690. Harris has been an investment adviser since 1989. As of March 31, 2005, Harris had approximately $20.2 billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Harris the performance of certain of its investment management services under the Investment Advisory Agreement with the Total Value Fund. Harris will furnish at is own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, PIC will pay

Harris compensation at the following annual rates calculated on the portion of the Total Value Fund's average daily net assets that Harris manages:

          1ST $25 MILLION                  GREATER THAN $25 MILLION
          ---------------                  ------------------------
               0.50%                                0.40%

   New Star Institutional Managers Limited ("New Star") is a subadviser to the international portion of the Worldwide Strategies Fund and is located at 1 Knightsbridge Green, London, United Kingdom, SW1X7NE. New Star has been an investment adviser since 1988. As of March 31, 2005, New Star had approximately U.S. $8.7 billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to New Star the performance of certain of its investment management services under the Investment Advisory Agreement with the Worldwide Strategies Fund. New Star will furnish at is own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, PIC will pay New Star compensation at the following annual rates calculated on the portion of the Worldwide Strategies Fund's average daily net assets that New Star manages:

          1ST $100 MILLION                GREATER THAN $100 MILLION
          ----------------                -------------------------
               0.50%                                0.40%

   Sasco Capital, Inc. ("Sasco") is the subadviser to the Mid-Cap Value Fund. Sasco's principal offices are located at 10 Sasco Hill Road, Fairfield, CT 06824. Sasco has been an investment adviser since 1985, and as of March 31, 2005 managed approximately $71 million in assets.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Sasco the performance of certain of its investment management services under the Investment Advisory Agreement with the Mid-Cap Value Fund. Sasco will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, Phoenix will pay to Sasco a subadvisory fee as a portion of the monthly gross investment management fee (without regard to capping of expenses or other waivers or reimbursements) that Phoenix receives from the Mid-Cap Value Fund at the annual rate of 47.5% of the monthly gross investment management fee under the Investment Advisory Agreement.

   Each Subadvisory Agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the independent Trustees.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS


   The Board of Trustees is responsible for overseeing the performance of the Funds' Adviser and subadvisers and determining whether to approve and renew the Funds' investment advisory and subadvisory arrangements. In approving the agreements, the Board primarily considered the nature and quality of the services provided under each agreement and the overall fairness of the agreements to the Funds. A report from the Adviser and subadvisers that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting (in the case of the Mid-Cap Value Fund, the meeting at which the fund was first authorized to file for registration) and reviewed with them at that meeting.

MID-CAP VALUE FUND

   In advance of the reorganization with the Predecessor Fund, with respect to the nature and quality of the services provided, the Board reviewed information comparing the performance of the Predecessor Fund and other accounts similarly managed by the subadviser and a relevant market index. The Board noted that in each instance, the performance of each exceeded that of its peers and the benchmark. The Board reviewed the plans for allocation of the Fund's brokerage commissions, including any potential allocations to affiliates of the adviser, the adviser's and subadvisers' records of compliance with its respective investment policies and restrictions on personal securities transactions and found no evidence of material or systemic compliance violations for the Fund or other funds managed by the adviser and subadviser. The Board also regularly reviews data relating to the quality of brokerage execution received by other of the funds in the fund complex, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the funds from such services. The Board consistently finds the quality of such services to be satisfactory. Going forward, the Board noted that it will have the opportunity to meet with the Fund's portfolio managers from time to time to discuss the management and performance of the fund(s) they manage and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory and subadvisory agreements, the Board primarily considered information relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and proposed 12b-1 fees with other funds within the fund complex and to its peer group. The Board noted that the Fund as presented compared favorably in each category reviewed. The Board also considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders through a graduated advisory fee schedule or other means. They also considered the contractual reimbursement by the adviser of fund operating expenses to prevent total fund expenses from exceeding a specified cap for each class of shares and found the arrangement to be a benefit for the Fund's shareholders.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


PATHFINDER FUND

   The Board of Trustees is responsible for determining whether to approve the Funds' investment advisory and subadvisory agreements. In approving each agreement, the Trustees primarily considered, with respect to the Fund, the nature and quality of the services provided under the respective agreement and the overall fairness of each agreement to the Fund.

   INVESTMENT ADVISORY AGREEMENT
   The Trustees approved the advisory agreement at an in person meeting held on June 13, 2005. The Trustees noted the detailed memorandum provided by Trustees' independent counsel in advance of the meeting focusing on responsibilities of the independent trustees when approving advisory and subadvisory agreements. Investment adviser personnel then provided an overview for the Trustees including the proposed investment objective and strategy of the Fund, the proposed Subadviser, background regarding the proposed portfolio manager and prior performance of assets managed by the Subadviser in a similar strategy to the Fund's proposed strategy. The Adviser then reviewed with the Trustees an extensive questionnaire prepared by the Adviser concerning a number of issues including its investment philosophy, supervisory resources and compliance structure. Adviser personnel then provided additional detail focusing on the nature, extent and quality of services to be provided by the Adviser, cost of services and profitability to the Adviser, the possible economies of scale that would be realized due to Fund growth, whether fee levels reflect such economies of scale for the benefit of investors, financial statement information and expense comparisons with similarly situated funds, among other things.

   With respect to the nature and quality of the services provided, the Trustees noted that the Adviser regularly reviews with the Trustees information comparing the performance of each Fund advised by it with a peer group of funds and a relevant market index, the economic outlook and the general investment outlook in the markets in which each Fund invests, the allocation of each Fund's brokerage commissions, including any allocations to affiliates and the Adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Trustees also noted the qualifications of key personnel of the Adviser that would work with the Fund. Based on the nature and quality of services provided by the Adviser to other funds, the Board of Trustees concluded that it was satisfied with the nature and quality of services to be provided to the Fund. However, because the Fund had not commenced operations, the Fund did not have specific investment performance that the Trustees could evaluate.

   The Trustees also noted that a major component of profitability of the Adviser would be the difference between the amount the Adviser would collect from the Fund and what would be paid to the Subadviser. With respect to the overall fairness of the advisory fees, the Trustees primarily considered information relating to the Fund's fee structure, including a comparative analysis of the Fund's management fees and total expenses with its respective peer group. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders, including any fee waivers by the Adviser and/or its affiliates. The Trustees also considered the effect of the Fund's growth and size on its performance and fees. Upon the Trustees' request, the Adviser agreed to review the need for implementing breakpoints in the management fee structure as the Fund's asset levels increase. The Trustees also considered the voluntary waiver of management and other fees by the Adviser to prevent total Fund expenses from exceeding a specified cap. Based upon their review, the Trustees concluded that the estimated level of profitability to the Adviser from its relationship with the fund was reasonable and that the fee structure provided an opportunity for the Fund to realize other economies of scale if assets increase proportionally more than certain other expenses.

   The Trustees concluded that the Adviser possessed the fundamental resources necessary to serve as adviser to the Fund. The Trustees also concluded, based upon a review of the financial statements provided by the Adviser, that the firm was sufficiently capitalized to remain economically viable to serve as adviser.

   Following deliberations, the Trustees found the Fund's management fees to be above the average of those charged by a group of similarly situated funds in the industry as selected by an independent third party. They further noted that the total expenses of the Fund were within acceptable ranges and that the expense ratio was reasonable in view of the high quality of services received by the Fund.

   SUBADVISORY AGREEMENT
   The Trustees approved the subadvisory agreement at an in person meeting held on June 13, 2005. The Trustees noted the detailed memorandum provided by Trustees' independent counsel in advance of the meeting focusing on responsibilities of the independent trustees when approving advisory and subadvisory agreements. Investment adviser personnel then provided an overview for the Trustees including the proposed investment objective and strategy, the proposed portfolio managers to the Fund and prior performance of assets managed in a similar strategy to the Fund's proposed strategy. They also commented on an extensive questionnaire prepared by the Subadviser concerning a number of issues including its investment philosophy, resources and compliance structure that had been provided prior to the meeting and reviewed with the Trustees, detailed information including the nature, extent and quality of services to be provided by the Subadviser, and investment performance of the proposed Subadviser to the Fund.

   With respect to quality of services provided, the Trustees noted the qualifications of key personnel of the Subadviser that would work with the Fund. The Trustees considered the performance of a composite of institutional account assets managed by the Subadviser with a similar strategy as the Fund for the one, three and five year periods, ending March 31, 2005, and noted the performance was near the top of its peer group during those periods. Based on the qualifications of the Subadviser's personnel and the performance of assets managed by the Subadviser in a similar manner as the Fund would be managed, the Trustees concluded that the nature and quality of services to be provided to the Fund by the Subadviser were satisfactory.

   With respect to the overall fairness of the subadvisory agreement, the Trustees primarily considered information relating to the Fund's fee structure, including a comparative analysis of the Fund's management fee and total expenses with its respective peer group. The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders but noted that the economies would most likely be generated at the Fund level and not necessarily at the Subadviser level. The Trustees also considered the fact that fees under the subadvisory agreement would be paid by the Adviser out of the advisory fees it receives from the Fund. The Trustees also noted that the Subadviser indicated that, because the Fund had not commenced operations, it was difficult to project any profitability figures. Based upon their review, the Board of Trustees determined that the subadvisory fee was reasonable in view of the quality of services and the other factors considered.

   Following deliberations, the Trustees concluded that the Subadviser possessed the fundamental resources necessary to act as Subadviser to the Fund. The Trustees also concluded, based upon a review of the financial statements provided by the Subadviser, that the firm was sufficiently capitalized to remain economically viable during the coming year.

   EACH ADVISORY AND SUBADVISORY AGREEMENT
   The Trustees did not identify any particular information that was all-important or controlling. Based on the Trustees' deliberation and its evaluation of the information described above, and assisted by the advice of independent counsel, the Trustees, including all of the Independent Trustees, unanimously approved the investment advisory agreement and the subadvisory agreement. It concluded that the compensation under the agreements is fair and reasonable in light of the services, expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

   In connection with their deliberations, the independent trustees met separately in a closed executive session with independent legal counsel to review the relevant material and consider their responsibilities under relevant laws and regulations.

RELATIVE VALUE FUND

   The Board of Trustees is responsible for determining whether to approve the Funds' investment advisory and subadvisory agreements. In approving each agreement, the Trustees primarily considered, with respect to the Fund, the nature and quality of the services provided under the respective agreement and the overall fairness of each agreement to the Fund.

   INVESTMENT ADVISORY AGREEMENT
   The Trustees approved the advisory agreement at an in person meeting held on June 13, 2005. The Trustees noted the detailed memorandum provided by Trustees' independent counsel in advance of the meeting focusing on responsibilities of the independent trustees when approving advisory and subadvisory agreements. Investment adviser personnel then provided an overview for the Trustees including the proposed investment objective and strategy of the Fund, the proposed Subadviser, background regarding the proposed portfolio managers and prior performance of assets managed by the Subadviser in a similar strategy to the Fund's proposed strategy. The Adviser then reviewed with the Trustees an extensive questionnaire prepared by the Adviser concerning a number of issues including its investment philosophy, supervisory resources and compliance structure. Adviser personnel then provided additional detail focusing on the nature, extent and quality of services to be provided by the Adviser, cost of services and profitability to the Adviser, the possible economies of scale that would be realized due to Fund growth, whether fee levels reflect such economies of scale for the benefit of investors, financial statement information and expense comparisons with similarly situated funds, among other things.

   With respect to the nature and quality of the services provided, the Trustees noted that the Adviser regularly reviews with the Trustees information comparing the performance of each Fund advised by it with a peer group of funds and a relevant market index, the economic outlook and the general investment outlook in the markets in which each Fund invests, the allocation of each Fund's brokerage commissions, including any allocations to affiliates and the Adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Trustees also noted the qualifications of key personnel of the Adviser that would work with the Fund. Based on the nature and quality of services provided by the Adviser to other funds, the Board of Trustees concluded that it was satisfied with the nature and quality of services to be provided to the Fund. However, because the Fund had not commenced operations, the Fund did not have specific investment performance that the Trustees could evaluate.

   The Trustees also noted that a major component of profitability of the Adviser would be the difference between the amount the Adviser would collect from the Fund and what would be paid to the Subadviser. With respect to the overall fairness of the advisory fees, the Trustees primarily considered information relating to the Fund's fee structure, including a comparative analysis of the Fund's management fees and total expenses with its respective peer group. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders, including any fee waivers by the Adviser and/or its affiliates. The Trustees also considered the effect of the Fund's growth and size on its performance and fees. Upon the Trustees' request, the Adviser agreed to review the need for implementing breakpoints in the management fee structure as the Fund's asset levels increase. The Trustees also considered the voluntary waiver of management and other fees by the Adviser to prevent total Fund expenses from exceeding a specified cap. Based upon their review, the Trustees concluded that the estimated level of profitability to the Adviser from its relationship with the Fund was reasonable and that the fee structure provided an opportunity for the Fund to realize other economies of scale if assets increase proportionally more than certain other expenses.

   The Trustees concluded that the Adviser possessed the fundamental resources necessary to serve as adviser to the Fund. The Trustees also concluded, based upon a review of the financial statements provided by the Adviser, that the firm was sufficiently capitalized to remain economically viable to serve as adviser.

   Following deliberations, the Trustees found the Fund's management fees to be slightly above the average of those charged by a group of similarly situated funds in the industry as selected by an independent third party. They further noted that the total expenses of the Fund were within acceptable ranges and that the expense ratio was reasonable in view of the high quality of services received by the Fund.

   SUBADVISORY AGREEMENT
   The Trustees approved the subadvisory agreement at an in person meeting held on June 13, 2005. The Trustees noted the detailed memorandum provided by Trustees' independent counsel in advance of the meeting focusing on responsibilities of the independent trustees when approving advisory and subadvisory agreements. Investment Subadviser personnel then provided an overview for the Trustees including the proposed investment objective and strategy, the proposed portfolio managers to the Fund and prior performance of assets managed in a similar strategy to the Fund's proposed strategy. They also commented on an extensive questionnaire prepared by the Subadviser concerning a number of issues including its investment philosophy, resources and compliance structure that had been provided prior to the meeting and reviewed with the Trustees, detailed information including the nature, extent and quality of services to be provided by the Subadviser, and investment performance of the proposed Subadviser to the Fund.

   With respect to quality of services provided, the Trustees noted the qualifications of key personnel of the Subadviser that would work with the Fund. The Trustees considered the performance of a composite of asset accounts, comprised of personal and pension and endowment institutional accounts managed by the Subadviser with a similar strategy as the Fund, for the one, three and five year periods, ending March 31, 2005, and noted the performance was near the top of its peer group during those periods. Based on the qualifications of the Subadviser's personnel and the performance of assets managed by the Subadviser in a similar manner as the Fund would be managed, the Trustees concluded that the nature and quality of services to be provided to the Fund by the Subadviser were satisfactory.

   With respect to the overall fairness of the subadvisory agreement, the Trustees primarily considered information relating to the Fund's fee structure, including a comparative analysis of the Fund's management fee and total expenses with its respective peer group. The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders but noted that the economies would most likely be generated at the Fund level and not necessarily at the Subadviser level. The Trustees also considered the fact that fees under the subadvisory agreement would be paid by the Adviser out of the advisory fees it receives from the Fund. The Trustees also noted that the Subadviser indicated that, because the Fund had not commenced operations, it was difficult to project any profitability figures. Based upon their review, the Board of Trustees determined that the subadvisory fee was reasonable in view of the quality of services and the other factors considered.

   Following deliberations, the Trustees concluded that the Subadviser possessed the fundamental resources necessary to act as Subadviser to the Fund. The Trustees also concluded, based upon a review of the financial statements provided by the Subadviser, that the firm was sufficiently capitalized to remain economically viable during the coming year.

   EACH ADVISORY AND SUBADVISORY AGREEMENT
   The Trustees did not identify any particular information that was all-important or controlling. Based on the Trustees' deliberation and its evaluation of the information described above, and assisted by the advice of independent counsel, the Trustees, including all of the Independent Trustees, unanimously approved the investment advisory agreement and the subadvisory agreement. It concluded that the compensation under the agreements is fair and reasonable in light of the services, expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

   In connection with their deliberations, the independent trustees met separately in a closed executive session with independent legal counsel to review the relevant material and consider their responsibilities under relevant laws and regulations.

TOTAL VALUE FUND

   The Board of Trustees is responsible for determining whether to approve the Funds' investment advisory and subadvisory agreements. In approving each agreement, the Trustees primarily considered, with respect to the Fund, the nature and quality of the services provided under the respective agreement and the overall fairness of each agreement to the Fund.

   INVESTMENT ADVISORY AGREEMENT
   The Trustees approved the advisory agreement at an in person meeting held on June 13, 2005. The Trustees noted the detailed memorandum provided by Trustees' independent counsel in advance of the meeting focusing on responsibilities of the independent trustees when approving advisory and subadvisory agreements. Investment adviser personnel then provided an overview for the Trustees including the proposed investment objective and strategy of the Fund, the proposed Subadvisers, background regarding the proposed portfolio managers and prior performance of assets managed by the Subadvisers in a similar strategy to the Fund's proposed strategy. The Adviser then reviewed with the Trustees an extensive questionnaire prepared by the Adviser concerning a number of issues including its investment philosophy, supervisory resources and compliance structure. Adviser personnel then provided additional detail focusing on the nature, extent and quality of services to be provided by the Adviser, cost of services and profitability to the Adviser, the possible economies of scale that would be realized due to Fund growth, whether fee levels reflect such economies of scale for the benefit of investors, financial statement information and expense comparisons with similarly situated funds, among other things.

   With respect to the nature and quality of the services provided, the Trustees noted that the Adviser regularly reviews with the Trustees information comparing the performance of each Fund advised by it with a peer group of funds and a relevant market index, the economic outlook and the general investment outlook in the markets in which each Fund invests, the allocation of each Fund's brokerage commissions, including any allocations to affiliates and the Adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Trustees also noted the qualifications of key personnel of the Adviser that would work with the Fund. Based on the nature and quality of services provided by the Adviser to other funds, the Board of Trustees concluded that it was satisfied with the nature and quality of services to be provided to the Fund. However, because the Fund had not commenced operations, the Fund did not have specific investment performance that the Trustees could evaluate.

   The Trustees also noted that a major component of profitability of the Adviser would be the difference between the amount the Adviser would collect from the Fund and what would be paid to the Subadvisers. With respect to the overall fairness of the advisory fees, the Trustees primarily considered information relating to the Fund's fee structure, including a comparative analysis of the Fund's management fees and total expenses with its respective peer group. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders, including any fee waivers by the Adviser and/or its affiliates. The Trustees also considered the effect of the Fund's growth and size on its performance and fees. Upon the Trustees' request, the Adviser agreed to review the need for implementing breakpoints in the management fee structure as the Fund's asset levels increase. The Trustees also considered the voluntary waiver of management and other fees by the Adviser to prevent total Fund expenses from exceeding a specified cap. Based upon their review, the Trustees concluded that the estimated level of profitability to the Adviser from its relationship with the Fund was reasonable and that the fee structure provided an opportunity for the Fund to realize other economies of scale if assets increase proportionally more than certain other expenses.

   The Trustees concluded that the Adviser possessed the fundamental resources necessary to serve as adviser to the Fund. The Trustees also concluded, based upon a review of the financial statements provided by the Adviser, that the firm was sufficiently capitalized to remain economically viable to serve as adviser.

   Following deliberations, the Trustees found the Fund's management fees to be slightly above the average of those charged by a group of similarly situated Funds in the industry as selected by an independent third party. They further noted that the total expenses of the Fund were within acceptable ranges and that the expense ratio was reasonable in view of the high quality of services received by the Fund.

   SUBADVISORY AGREEMENT
   The Trustees approved the subadvisory agreements at an in person meeting held on June 13, 2005. The Trustees noted the detailed memorandum provided by Trustees' independent counsel in advance of the meeting focusing on responsibilities of the independent trustees when approving advisory and subadvisory agreements. Personnel from each proposed Subadviser then provided an overview for the Trustees including the proposed investment objective and strategy, the proposed portfolio managers to the Fund and prior performance of assets managed in a similar strategy to the Fund's proposed strategy. They also commented on an extensive questionnaire prepared by the Subadvisers concerning a number of issues including its investment philosophy, resources and compliance structure that had been provided prior to the meeting and reviewed with the Trustees, detailed information including the nature, extent and quality of services to be provided by the Subadvisers, and investment performance of the proposed Subadvisers to the Fund.

   With respect to quality of services provided, the Trustees noted the qualifications of key personnel of the Subadvisers that would work with the Fund. The Trustees considered the performance of a composite of asset accounts, comprised of personal accounts, pension and endowment institutional accounts and a mutual fund managed by the Subadvisers with a similar strategy as the Fund, for the one-, three- and five-year periods, ending March 31, 2005, and noted that their joint performance as a composite was near the top of its peer group during those periods. Based on the qualifications of the Subadvisers' personnel and the performance of assets managed by the Subadvisers in a similar manner as the Fund would be managed, the Trustees concluded that the nature and quality of services to be provided to the Fund by the Subadvisers were satisfactory.

   With respect to the overall fairness of the subadvisory agreements, the Trustees primarily considered information relating to the Fund's fee structure, including a comparative analysis of the Fund's management fee and total expenses with its respective peer group. The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders but noted that the economies would most likely be generated at the Fund level and not necessarily at the Subadviser level. The Trustees also considered the fact that fees under the subadvisory agreements would be paid by the Adviser out of the advisory fees it receives from the Fund. The Trustees also noted that the Subadvisers indicated that, because the Fund had not commenced operations, it was difficult to project any profitability figures. Based upon their review, the Board of Trustees determined that the subadvisory fees were reasonable in view of the quality of services and the other factors considered.

   Following deliberations, the Trustees concluded that the Subadvisers possessed the fundamental resources necessary to act as Subadvisers to the Fund. The Trustees also concluded, based upon a review of the financial statements provided by the Subadvisers, that the firms were sufficiently capitalized to remain economically viable during the coming year.

   EACH ADVISORY AND SUBADVISORY AGREEMENT
   The Trustees did not identify any particular information that was all-important or controlling. Based on the Trustees' deliberation and its evaluation of the information described above, and assisted by the advice of independent counsel, the Trustees, including all of the Independent Trustees, unanimously approved the investment advisory agreement and the subadvisory agreements. It concluded that the compensation under the agreements is fair and reasonable in light of the services, expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

   In connection with their deliberations, the independent trustees met separately in a closed executive session with independent legal counsel to review the relevant material and consider their responsibilities under relevant laws and regulations.

WORLDWIDE STRATEGIES FUND


   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Funds' brokerage commissions, including any allocations to affiliates, the Adviser's and subadvisers' record of compliance with its investment policies and restrictions on personal securities transactions. The Board noted that the Fund's performance was reasonably aligned with that of its peer group for the periods reviewed. Furthermore, the Board found no evidence of material or systemic compliance violations for the Funds. The Board also reviews data relating to the quality of brokerage execution received by the Funds, including the Adviser's use of brokers or dealers in Fund transactions that provided research and other services to the adviser and the potential benefits derived by the Funds from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the Funds' fee structures, including a comparative analysis of the Funds' management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that the Funds are at or below the median in each category reviewed. The Board also considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the adviser and/or its affiliates.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.


   The Policy stipulates that the Funds' Adviser will vote proxies or delegate such responsibility to a subadviser. The Adviser or applicable subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.


   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadvisers, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.


   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, is available free of charge by calling, toll-free,
(800)-243-1574, or on the SEC's Web site at http://www.sec.gov.


                               PORTFOLIO MANAGERS


COMPENSATION OF PORTFOLIO MANAGERS OF ACADIAN (SUBADVISER TO THE PATHFINDER FUND, TOTAL VALUE FUND AND WORLDWIDE STRATEGIES FUND)

Acadian believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Acadian receive a competitive base salary, an incentive bonus opportunity and a benefits package. Senior investment professionals also participate in a long-term incentive plan established by Acadian's parent company Old Mutual Asset Managers (U.S.).

   Acadian portfolios are team-managed and the bonus package for portfolio managers is based upon a subjective assessment of their contribution to the team effort. Key areas of assessment include how the individual contributed to meeting clients' performance and service expectations. The investment professional's contribution to Acadian's research agenda is also considered.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   BASE SALARY. Each portfolio manager is paid a fixed base salary, which is determined by Acadian and is designed to be competitive in light of the individual's experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   INCENTIVE BONUS. Each portfolio manager is eligible for an incentive bonus. The bonus pool is based upon the annual profits of the firm after sharing these profits with its parent company. Each portfolio manager has a bonus target based on a percentage of his or her salary. Depending on the size of the bonus pool and the evaluation of the manager, he or she may receive more or less than the target bonus. A typical target bonus percentage for a portfolio manager would be 100% of salary.

   LONG-TERM INCENTIVE BONUS. Most Acadian portfolio managers participate in a long-term incentive plan. Participation is in the form of stock appreciation rights. The value of the shares in the pool is based upon a 20% share in Acadian's growth in profitability over a period of time. The shares will vest in 2007, at which time a new long term incentive plan will be put in place.

   OTHER BENEFITS. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

COMPENSATION OF PORTFOLIO MANAGERS OF ENGEMANN (SUBADVISER TO THE WORLDWIDE STRATEGIES FUND)


    Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and reduce tax implications.

   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.


   BASE SALARY. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.


   INCENTIVE BONUS. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:


    (1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer group (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

FUND                                            BENCHMARK (S) AND/OR PEER GROUPS
----                                            --------------------------------
Worldwide Strategies Funds (domestic portion)   Lipper Large Cap Core Funds


    (2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

    (3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may have fewer performance measurement periods,
(iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iv) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

   LONG-TERM INCENTIVE BONUS. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years.


   OTHER BENEFITS. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

COMPENSATION OF PORTFOLIO MANAGERS OF GOLDEN (SUBADVISER TO THE RELATIVE VALUE FUND AND TOTAL VALUE FUND)

    The compensation program for the investment professionals at Golden Capital Management, LLC is competitive relative to the investment industry. Golden Capital believes that attracting, retaining, and motivating quality portfolio managers is paramount to the continued success of the firm. The compensation package offered to key portfolio managers consists of three main components: base salary, annual bonus plan, and long-term equity incentives.

   Listed below is a more detailed description of the compensation package for the Funds' portfolio managers identified in the Fund's prospectus.

   BASE SALARY. The base salary is set annually at a fixed rate and is competitive with the investment industry and based upon individual contributions and the overall profitability of the firm. The management team uses compensation surveys related to the investment industry by third party research providers to stay abreast of current trends and help ensure fair market levels of base compensation.

   ANNUAL BONUS. The annual bonus pool award given to the Funds' portfolio is determined by the management team of Golden Capital and based on Fund performance, process consistency, client retention, and to a lesser extent, management discretion. Fund performance is evaluated on a pre-tax basis versus the Lipper Core Equity and Lipper Value Equity peer groups on a one and three year time horizon.

   LONG-TERM EQUITY INCENTIVES. The Fund's portfolio managers are founders and owners of Golden Capital Management, LLC and thereby participate through equity ownership in the long-term growth and success of the firm.

   OTHER BENEFITS. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including 401(k), profit sharing, health insurance and other employee benefit plans.

COMPENSATION OF PORTFOLIO MANAGERS OF HARRIS (SUBADVISER TO THE TOTAL VALUE
FUND)

   The compensation program for investment professionals of Harris is designed to provide a total compensation package that (a) serves to align employees' interests with those of their clients, and (b) helps management to attract and retain high quality investment professionals.

   All investment professionals are compensated through a combination of base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm's investment professionals. Bonus amounts are determined by many factors including: investment performance, the overall profitability of the firms, and each individual's contributions to the success of the respective firm. Fund performance is measured on a pre-tax basis over the one and three year periods as compared to the Russell Large Cap Value Index and the Lipper Large Cap Value Index. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.

   Harris also has a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of Harris, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually and elect to defer receipt of the award and earnings thereon until a future date. The award for each participant, expressed as a percentage of the pre-tax, pre-long-term incentive profits of Harris, is determined by senior management and communicated to participants early in each award year. The awards vest after a period of three years from the end of the specific year for which the awards are granted, and are payable to participants based on the provisions of the program and the elections of the participants.

COMPENSATION OF PORTFOLIO MANAGERS OF NEW STAR (SUBADVISER TO THE WORLDWIDE STRATEGIES FUND)

    New Star's comprehensive salary and benefits package is designed to be competitive both within the industry and the region in which the firm operates. The entrepreneurial culture, success, and "can do" attitude of the firm is one of the major reasons for attracting and keeping exceptional staff. In fact, the international equity team is a cohesive group with senior managers having been with the firm for an average of 14 years. Portfolio managers and research analysts are paid competitive salaries plus equity participation. There is no fixed percentage breakdown. No individual is rewarded solely on his/her performance; rather, compensation is dictated by the success of the organization as a whole.

   Direct share ownership rather than performance-based bonuses ensures that unnecessary risks on individual portfolios are not taken but ensures that the key driver of the business - long-term performance - is uppermost in their minds. Investment professionals will ultimately only be rewarded if the business is successful and the performance is solid. Employee ownership varies based on tenure and level of contribution to overall firm performance.

COMPENSATION OF PORTFOLIO MANAGERS OF SASCO (SUBADVISER TO THE MID-CAP VALUE
FUND)

   Sasco is independently owned by its employees. All key investment professionals' compensation is directly tied to the profitability of the firm since each have direct stock ownership, or an ownership profit interest in the firm. Each receives a fixed base salary plus bonus, or profit distribution, based on individual contribution and profitability of the firm. Bonuses can exceed 100% of base salary. Profits, after all expenses, are distributed and not retained in the business. Sasco has an employee Target Benefit Plan for all of its employees, including its portfolio managers. The Plan is administered by an independent actuarial firm. All compensation is pre-tax. There is no difference between the method used to determine compensation with respect to management of the Mid-Cap Value Fund and the other accounts managed by the portfolio managers.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OF THE FUNDS AND POTENTIAL CONFLICTS OF INTEREST

    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds' shareholders. The adviser and subadviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds' most recent fiscal year. Also, there are no material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.


   The following table provides information as of June 30, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                                                                      NUMBER OF AND TOTAL ASSETS OF
                                    NUMBER OF AND TOTAL ASSETS OF                OTHER                 NUMBER OF AND TOTAL
                                        REGISTERED INVESTMENT             POOLED INVESTMENT              ASSETS OF OTHER
PORTFOLIO MANAGER                             COMPANIES                    VEHICLES (PIVS)                   ACCOUNTS
-----------------                             ---------                    ---------------                   --------

Ian Beattie                                 2/$62 million                  3/$189 million                 3/$251 million

Michal Bartek                               1/$49 million                   1/$95 million                      None

Bruce Bottemley                                  None                           None                     23/$2.6 billion*

Brendan O. Bradley                               None                           None                     12/$1.9 billion

John R. Chisholm                            6/$1.2 billion                 10/$900 million               29/6.19 billion

Matthew J. Cohen                            1/$324 million                 3/$585 million                 9/$1.2 billion

Steven L. Colton                            8/$1.8 billion                      None                      4/$180 million

Greg W. Golden                                  None                            None                      7/$368 million

                                                                    NUMBER OF AND TOTAL ASSETS OF
                                    NUMBER OF AND TOTAL ASSETS OF               OTHER                 NUMBER OF AND TOTAL
                                        REGISTERED INVESTMENT            POOLED INVESTMENT              ASSETS OF OTHER
PORTFOLIO MANAGER                             COMPANIES                   VEHICLES (PIVS)                   ACCOUNTS
-----------------                             ---------                   ---------------                   --------
Mark Helderman                                  None                            None                    23/$2.6 billion*

Daniel Leary                                    None                            None                    23/$2.6 billion*

Jeff  C. Moser                                  None                       1/$7.6 million               58/$1.6 billion

Raymond F. Mui                                  None                       9/$623 million              15/$1.8 billion**

Daniel L. Sido                             4/$4.4 billion                  4/466.7 million             32/$774.5 million

Brian K. Wolahan                           5/$650 million                   1/$92 million               28/$5.1 billion

Dong Hao Zhang                             8/$1.8 billion                       None                     4/$180 million


Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.


* The advisory fee for one of these other accounts is based upon performance. Assets under management in this account total $1.5 billion.

** The advisory fee for two of these other accounts is based upon performance. Assets under management in these accounts total $126.1 million.

   Except as noted, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.


OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS


   The following table sets forth the dollar range of equity securities beneficially owned as of June 30, 2005 by each portfolio manager for the Adviser in the funds described in the prospectus that he manages.

                                  DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY
PORTFOLIO MANAGER                           OWNED IN EACH FUND MANAGE
-----------------                           -------------------------


Ian Beattie                                            None

Michal Bartek                                          None

Bruce Bottemley                             Over $100,000/Mid-Cap Value

Brendan O. Bradley                                     None

John R. Chisholm                                       None

Matthew J. Cohen                                       None

Steven L. Colton                                       None

Mark Helderman                           $50,000 - $100,000/Mid-Cap Value

Daniel Leary                                Over $100,000/Mid-Cap Value

Raymond F. Mui                                         None

Brian K. Wolahan                                       None

Dong Hao Zhang                                         None

   Since the Pathfinder Fund, the Relative Value and the Total Value Fund have been in existence only since the date of this SAI, the portfolio managers for those Funds do not currently hold any shares in the Funds.


                                 NET ASSET VALUE


   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the value of the Funds' foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of each Fund is determined by adding the values of all securities and other assets of each Fund, subtracting liabilities, and dividing the result by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class' distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Funds which may invest in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Funds. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Funds have investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (the "IRA"). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

                         ALTERNATIVE PURCHASE AGREEMENTS


   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offer price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and service fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution and service fees on Class A Shares purchased at the same time.

   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."


   As previously noted, the Mid-Cap Value Fund, Pathfinder Fund, Relative Value Fund and the Total Value Fund currently offer Class A and C Shares, the Worldwide Strategies Fund currently offers Class A, B and C Shares.


CLASS A SHARES OF THE FUNDS


   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. Shareholders of the Mid-Cap Value Fund who became shareholders through the reorganization of the FMI Sasco Contrarian Value Fund (the "Predecessor Fund") received Class A Shares of the Mid-Cap Value Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A Shares of the Mid-Cap Value Fund.

CLASS B SHARES (WORLDWIDE STRATEGIES FUND ONLY)


   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares of the Fund eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which would have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES OF THE FUNDS

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the applicable Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.(1)


QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates;
(9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or qualified plan; (11) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (14) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (14) above are made upon the written assurance of the purchaser that the purchase is made for investment

-------------------
(1)As previously noted, existing shareholders of the Predecessor Fund who become shareholders of the Mid-Cap Value Fund through the reorganization received Class A Shares of the Mid-Cap Value Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A Shares of the Mid-Cap Value Fund.

purposes and that the shares so acquired will not be resold except to the Fund;
(15) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(16) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (17) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (18) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third-party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by PIC or the Distributor or any corporate affiliate of either or both PIC and the Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares of the Worldwide Strategies Fund, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


CLASS B SHARES (WORLDWIDE STRATEGIES FUND ONLY) AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act ("UGMA"), Uniform Transfers to Minors Act ("UTMA") or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B Shares of the Worldwide Strategies Fund only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

CONVERSION FEATURE--CLASS B SHARES (WORLDWIDE STRATEGIES FUND ONLY)

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value for Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please contact your broker/dealer for account restriction and limit information.

EXCHANGES

   Under certain circumstances, shares of the Funds may be exchanged for shares of the same class of any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Funds have assured themselves that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Funds and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.


   Through the Program, Class B shareholders and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS


   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60 day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL


   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the applicable Fund redeem the shares. See the Funds' current prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. See the Funds' current prospectus for additional information.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have the privilege of reinvesting their investment at net asset value. See the Funds' current prospectus for more information and conditions attached to this privilege.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   The Funds are treated as separate entities for federal income tax purposes. The Funds have elected to qualify and intend to qualify as RICs under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year the Funds qualify as RICs, they (but not their shareholders) will be relieved of federal income tax on that portion of their net investment income and net capital gains that are currently distributed (or deemed distributed) to their shareholders. To the extent that the Funds fail to distribute all of their taxable income, they will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   The Funds intend to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if a Fund so elects). Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for the Funds to qualify as RICs. Among these requirements, the Funds must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of their gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year the Funds do not qualify as a RIC, all of their taxable income will be taxed at corporate rates. In addition, if in any tax year the Funds do not qualify as a RIC for state tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as RICs, the Funds will be required to distribute annually to their shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of their ordinary investment income and short-term capital gains, with certain modifications. The Funds intend to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   The Funds must also diversify their holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of their total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Funds and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). The Funds intend to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Funds will so qualify and continue to maintain their status as RICs. If the Funds were unable for any reason to maintain their status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both the Funds and shareholders. Ordinary distributions made by the Funds to their shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Funds designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Funds that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Funds to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Funds prior to February 1). Also, shareholders will be taxed on the amount of long-term capital gains designated by the Funds by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Funds on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of the Funds that are purchased prior to a dividend or distribution by the Funds may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   The Funds intend to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Funds as taxable income.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

   TAXATION OF DEBT SECURITIES

   The Funds may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Funds may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

   TAXATION OF DERIVATIVES

   Many futures contracts entered into by the Funds and all listed non-equity options written or purchased by the Funds (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Funds' fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding
Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Funds' portfolio.

   Equity options written by the Funds (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Funds write a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of the Funds which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Funds' risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

   TAXATION OF FOREIGN CURRENCY TRANSACTIONS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Section 988 of the Code provides special rules for foreign currency transactions under which foreign currency gains or losses from forward contracts, futures contracts that are not required to be marked-to-market and unlisted options generally will be treated as ordinary income or loss.

   TAXATION OF FOREIGN INVESTMENTS

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   A Fund may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Funds intend to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of a Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in the Fund or upon an exchange of his shares in the Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Funds, (ii) those about whom notification has been received (either by the shareholder or the Funds) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

    The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE, IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. (MLAM) that are made available pursuant to a Service

        Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");
   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
   (iii)the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                                 THE DISTRIBUTOR

   PEPCO, an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") and an affiliate of Phoenix, serves as distributor of the Funds. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056.

   The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor. With respect to the Worldwide Strategies Fund, during the fiscal years 2002, 2003 and 2004, purchasers of shares of the Fund paid aggregate sales charges of $73,875, $44,176 and $37,814, respectively, of which the Distributor received net commissions of $34,261, $17,205 and $13,807, respectively, for its services, the balance being paid to dealers. For the fiscal year ended June 30, 2004, the Distributor received net commissions of $3,783 for Class A Shares and deferred sales charges of $9,113 for Class B Shares and $911 for Class C Shares. In addition to these amounts, for the period September 1, 2003 to May 31, 2004, $3,510 was paid to WS Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions. On May 31, 2004, a portion of the assets of WS Griffith Securities, Inc. was sold to Linsco/Private Ledger, an independent broker/dealer. WS Griffith Securities, Inc. no longer writes any business for the Funds.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.

                AMOUNT OF                   SALES CHARGE                SALES CHARGE               DEALER DISCOUNT
               TRANSACTION                AS PERCENTAGE OF            AS PERCENTAGE OF             OR AGENCY FEE AS
             AT OFFERING PRICE             OFFERING PRICE             AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
      Less than $50,000                        5.75%                       6.10%                        5.00%
      $50,000 but under $100,000               4.75%                       4.99%                        4.25%
      $100,000 but under $250,000              3.75%                       3.90%                        3.25%
      $250,000 but under $500,000              2.75%                       2.83%                        2.25%
      $500,000 but under $1,000,000            2.00%                       2.04%                        1.75%
      $1,000,000 or more                       None                        None                         None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of the Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be used based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time-to-time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES

   PEPCO also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to PEPCO to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates.

                 First $5 billion                                     0.060%
                 $5 billion to $15 billion                            0.050%
                 Greater than $15 billion                             0.030%

   Percentage rates are applied to the aggregate daily net asset value of all of the funds serviced by PFPC. Certain minimum fees may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund.


   For its services to the Worldwide Strategies Fund for the fiscal years ended June 30, 2002, 2003 and 2004, PEPCO received fees of $160,081, $119,277 and
$107,660, respectively.


                               DISTRIBUTION PLANS


   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares of the Worldwide Strategies Fund, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rates of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   For the fiscal year ended June 30, 2004 the Worldwide Strategies Fund paid Rule 12b-1 Fees in the amount of $359,724 of which the Distributor received $97,042, WS Griffith Securities, Inc., formerly an affiliate, received $7,462 and unaffiliated broker-dealers received $255,220. The Rule 12b-1 payments were used for (1) compensation to dealers, $271,706; (2) compensation to sales personnel, $201,300; (3) advertising, $48,218; (4) service costs, $32,141; (5)
printing and mailing of prospectuses to other than current shareholders, $5,271; and (6) other, $21,034.


   On a quarterly basis, the Trust's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trust's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Funds. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Funds and all classes of shareholders.

   No interested person of the Funds and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.


   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are each serving a two-year term expiring in 2006.

                              INDEPENDENT TRUSTEES


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

E. Virgil Conway                   Served since         49          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1988.                            since 2001. Trustee/Director, Realty Foundation of New
101 Park Avenue                                                     York (1972-present), Greater New York Councils, Boy
New York, NY 10178                                                  Scouts of America (1985-present), Academy of Political
DOB: 8/2/29                                                         Science (Vice Chairman) (1985-present), Urstadt Biddle
                                                                    Property Corp. (real estate investment trust)
                                                                    (1989-present), Colgate University, (Trustee Emeritus)
                                                                    (since 2004), The Harlem Youth Development Foundation
                                                                    (1998-present). Chairman, Metropolitan Transportation
                                                                    Authority (1992-2001). Director, Trism, Inc. (trucking
                                                                    and transportation) (1994-2001), Consolidated Edison
                                                                    Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                    Insurance Company (1974-2002), Centennial Insurance
                                                                    Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                    Blackrock Freddie Mac Mortgage Securities Fund (Advisory
                                                                    Director) (1990-2000), Accuhealth (1994-2002), Pace
                                                                    University (1978-2003), New York Housing Partnership
                                                                    Development Corp. (Chairman) (1981-2003), Josiah Macy,
                                                                    Jr. Foundation (private-owned philanthropy (1975-2004).

Harry Dalzell-Payne                Served since         49          Currently retired.
The Flat, Elmore Court             1988.
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

S. Leland Dill                     Served since         47          Currently retired. Trustee, Scudder Investments (33
7721 Blue Heron Way                2004.                            portfolios) (1986-present). Director, Coutts & Co. Trust
West Palm Beach, FL 33412                                           Holdings Limited (1991-1999), Coutts & Co. Group
DOB: 3/28/30                                                        (1994-1999) and Coutts & Co. International (USA) (private
                                                                    banking)(1992-2000).

Francis E. Jeffries                Served since         50          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1995.                            (1984-present).
Naples, FL  34108
DOB: 9/23/30

Leroy Keith, Jr.                   Served since         47          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1993.                            since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street, Ste. 1430                                        Officer (1995-1998), Carson Products Company (cosmetics).
Chattanooga, TN  37402                                              Director/Trustee, Evergreen Funds (6 portfolios).
DOB: 2/14/39

Geraldine M. McNamara              Served since         49          Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY           2001.                            (private bank) (1982-present).
11West 54th Street
New York, NY 10019
DOB: 4/17/51

Everett L. Morris                  Served since         49          Currently retired. Director, W.H. Reaves and Company
164 Laird Road                     1995.                            (investment management) (2004-present), Vice President,
Colts Neck, NJ 07722                                                W.H. Reaves and Company (1993-2003.
DOB: 5/26/28

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

James M. Oates*                    Served since         47          Chairman, Hudson Castle Group Inc. (formerly IBEX Capital
c/o Northeast Partners             1993.                            Markets Inc.) (financial services) (1997-present).
150 Federal Street, Ste. 1000                                       Managing Director, Wydown Group (consulting firm)
Boston, MA 02109                                                    (1994-present). Director, Investors Financial Service
Trustee                                                             Corporation (1995-present), Investors Bank & Trust
DOB: 5/31/46                                                        Corporation (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present) and Trust Company
                                                                    of New Hampshire (2002-present), Chairman, Emerson
                                                                    Investment Management, Inc. (2000-present). Vice
                                                                    Chairman, Massachusetts Housing Partnership (1994-1999).
                                                                    Director, Blue Cross and Blue Shield of New Hampshire
                                                                    (1994-1999), AIB Govett Funds (1991-2000), and Command
                                                                    Systems, Inc. (1998-2000), Phoenix Investment Partners,
                                                                    Ltd. (1995-2001), 1Mind, Inc. (2000-2002), 1Mind.com and
                                                                    Plymouth Rubber Co. (1995-2003). Director and Treasurer,
                                                                    Endowment for Health, Inc. (2000-2004).

Donald B. Romans                   Served since         47          Currently retired. President, Romans & Company (private
39 S. Sheridan Road                2004.                            investors and financial consultants) (1987-2003).
Lake Forest, IL 60045                                               Trustee, Burnham Investors Trust (5 portfolios)
DOB: 4/22/31                                                        (1967-2003).

Richard E. Segerson                Served since         47          Managing Director, Northway Management Company
Northway Management Company        1988.                            (1998-present).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46

Ferdinand L.J. Verdonck            Served since         47          Trustee/Director, Banco Urguijo (Chairman).
Nederpolder, 7                     2004.                            Trustee/Director EASDAQ (European equity trading
B-9000 Gent, Belgium                                                platform) (Chairman), The Fleming Continental European
DOB: 7/30/42                                                        Investment Trust, Groupe SNEF, Degussa Antwerpen N.V.
                                                                    (production plant), Santens N.V. (textile), Laco N.V.
                                                                    Managing Director, Almanij N.V. (financial services)
                                                                    (1992-2003). Trustee/Director (1992-2003), KBC Bank and
                                                                    Insurance Holding Company (Euronext) (1992-2003), KBC
                                                                    Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank,
                                                                    S.A. Luzembougeoise  (private banking) (1992-2003),
                                                                    Investco N.V. (1992-2003), Gevaert N.V. (participation)
                                                                    (1992-2003), Fidea N.V. (insurance) (1992-2003), Almafin
                                                                    N.V. (1992-2003), Centea N.V. (bank) (1992-2003), Dutch
                                                                    Chamber of Commerce for Belgium and Luxemburg, Phoenix
                                                                    Investment Partners, Ltd. (1995-2001).

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

Lowell P. Weicker, Jr.             Served since         47          Director, Compuware (1996-present), WWE, Inc. (sports
P.O. Box 849                       1995.                            entertainment) (2000-present) and Medallion Financial New
7 Little Point Street                                               York (2003-present). President, The Trust for America's
Essex, CT  06426                                                    Health (non-profit) (2001-present). Director, UST Inc.
DOB: 5/16/31                                                        (tobacco) (1995-2004) and HPSC Inc. (healthcare
                                                                    financing)(1995-2004).

 * Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                      FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, POSITION(S) WITH   LENGTH OF TIME      OVERSEEN BY                      DURING PAST 5 YEARS AND
    TRUST AND DATE OF BIRTH           SERVED            TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
    -----------------------           ------            -------                  -----------------------------------

*Marilyn E. LaMarche              Served since            47          Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC           2002.                               (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                                 (2001-2005) and Phoenix Life Insurance Company
59th Floor                                                            (1989-2005).
New York, NY 10020
Trustee
DOB: 5/11/34

                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                      FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, POSITION(S) WITH   LENGTH OF TIME      OVERSEEN BY                      DURING PAST 5 YEARS AND
    TRUST AND DATE OF BIRTH           SERVED            TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
    -----------------------           ------            -------                  -----------------------------------

**Philip R. McLoughlin            Served since            77          Director, PXRE Corporation (Delaware) (1985-present),
Chairman                          1993.                               World Trust Fund (1991-present). Management Consultant
DOB: 10/23/46                                                         (2002-2004),Chairman (1997-2002), Director (1995-2002),
                                                                      Vice Chairman (1995-1997) and Chief Executive Officer
                                                                      (1995-2002), Phoenix Investment Partners, Ltd. Director,
                                                                      Executive Vice President and Chief Investment Officer,
                                                                      The Phoenix Companies, Inc. (2001-2002). Director
                                                                      (1994-2002) and Executive Vice President, Investments
                                                                      (1988-2002), Phoenix Life Insurance Company. Director
                                                                      (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                                      Counsel, Inc. Director (1984-2002) and President
                                                                      (1990-2000), Phoenix Equity Planning Corporation.
                                                                      Chairman and Chief Executive Officer, Phoenix/Zweig
                                                                      Advisers LLC (1999-2002). Director (2001-2002) and
                                                                      President (April 2002-September 2002), Phoenix
                                                                      Investment Management Company. Director and Executive
                                                                      Vice President, Phoenix Life and Annuity Company
                                                                      (1996-2002). Director (1995-2000) and Executive Vice
                                                                      President (1994-2002) and Chief Investment Counsel
                                                                      (1994-2002), PHL Variable Insurance Company. Director,
                                                                      Phoenix National Trust Company (2001-2002). Director
                                                                      (1985-2002) and Vice President (1986-2002) and Executive
                                                                      Vice President (2002-2002), PM Holdings, Inc. Director
                                                                      (1992-2002) and President (1993-1994), WS Griffith
                                                                      Securities, Inc.

* Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

**Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD WITH
      NAME, ADDRESS AND           TRUST AND LENGTH OF                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH                 TIME SERVED                                    DURING PAST 5 YEARS
        -------------                 -----------                                    -------------------
Daniel T. Geraci               President since 2004.            Executive Vice President, Asset Management, The Phoenix
DOB: 6/12/57                                                    Companies, Inc. (2003-present). President and Chief
                                                                Executive Officer, Phoenix Investment Partners, Ltd.
                                                                (2003-present). President, certain funds within the
                                                                Phoenix Fund Complex (2004-present). President and
                                                                Chief Executive Officer of North American Investment
                                                                Operations, Pioneer Investment Management USA, Inc.
                                                                (2001-2003). President of Private Wealth Management
                                                                Group (2000-2001), Executive Vice President of
                                                                Distribution and Marketing for Fidelity Canada
                                                                (1996-1998), Fidelity Investments.

George R. Aylward              Executive Vice                   Senior Vice President and Chief Operating Officer,
DOB: 8/17/64                   President since                  Asset Management (2004-present), Vice President
                               2004.                            (2001-2004), The Phoenix Companies, Inc. Executive Vice
                                                                President and Chief Operating Officer (2004-present),
                                                                Vice President, Finance (2001-2002), Assistant
                                                                Controller (1996-2001), Phoenix Investment Partners,
                                                                Ltd. Executive Vice President, certain funds within the
                                                                Phoenix Fund Complex (2004-present). Vice President,
                                                                Phoenix Life Insurance Company (2002-2004).


Francis G. Waltman             Senior Vice                      Vice President and Chief Administrative Officer,
DOB: 7/27/62                   President since                  Phoenix Investment Partners, Ltd. (2003-present).
                               2004.                            Senior Vice President and Chief Administrative Officer,
                                                                Phoenix Equity Planning Corporation (1999-2004). Senior
                                                                Vice President, certain funds within the Phoenix Fund
                                                                Complex (2004-present).


Nancy G. Curtiss               Chief Financial                  Vice President, Operations (2003-Present),Vice
DOB: 11/24/52                  Officer since 2005               President, Fund Accounting (1994-2003) and Treasurer
                               and Treasurer since              (1996-present), Phoenix Equity Planning Corporation.
                               1996.                            Treasurer (1994-present), Chief Financial Officer
                                                                (2005-present), certain funds within the Phoenix Fund
                                                                Complex.

Kevin J. Carr                  Vice President,                  Vice President and Counsel, Phoenix Life Insurance
One American Row               Counsel, Chief Legal             Company (May 2005-present). Vice President, Counsel,
Hartford, CT 06102             Officer and                      Chief Legal Officer and Secretary, certain funds within
DOB: 8/30/54                   Secretary since 2005.            the Phoenix Fund Complex (May 2005-present). Compliance
                                                                Officer of Investments and Counsel, Travelers Life and
                                                                Annuity Company (Jan 2005-May 2005). Assistant General
                                                                Counsel, The Hartford Financial Services Group
                                                                (1999-2005).


COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management.


   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The committee met seven times during the Trust's last fiscal year.

   The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris, Ferdinand L.J. Verdonck and Lowell P. Weicker, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met three times during the Trust's last fiscal year.


COMPENSATION

   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing the duties of their offices, but are compensated for their services by the adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended June 30, 2004, the Trustees received the following compensation:


                                                            TOTAL COMPENSATION
                                                              FROM TRUST AND

                                          AGGREGATE            FUND COMPLEX
                                        COMPENSATION            73 FUNDS)
      NAME OF TRUSTEE                    FROM TRUST          PAID TO TRUSTEES
      ---------------                    ----------          ----------------

 INDEPENDENT TRUSTEES
 --------------------

 E. Virgil Conway                          $3,864               $164,063
 Harry Dalzell-Payne                       $2,862               $138,625
 S. Leland Dill                            $  685               $ 53,000
 Francis E. Jeffries                       $2,292*              $108,500
 Leroy Keith, Jr.                          $2,564               $ 63,750
 Geraldine M. McNamara                     $2,676*              $126,022
 Everett L. Morris                         $3,449*              $159,513
 James M. Oates                            $3,983               $106,125
 Donald B. Romans                          $  685               $ 53,000
 Richard E. Segerson                       $3,170*              $ 80,125
 Ferdinand L.J. Verdonck**                 $    0               $      0
 Lowell P. Weicker, Jr.                    $3,010               $ 73,500


 INTERESTED TRUSTEES
 -------------------


 Marilyn E. LaMarche                       $2,292               $ 59,250
 Philip R. McLoughlin                      $   --               $     --

----------------------

* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At June 30, 2005, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $498,884.83, Ms. McNamara, $230,699.17, Mr. Morris, $447,368.42 and Mr. Segerson, $114,030.72,
  respectively. At present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.


**Mr. Verdonck became a Trustee in November, 2004 and therefore received no compensation from the Trust during its last fiscal year.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2004:


                                                                                                   AGGREGATE DOLLAR RANGE OF TRUSTEE
                                     DOLLAR RANGE OF EQUITY          DOLLAR RANGE OF EQUITY        OWNERSHIP IN ALL FUNDS OVERSEEN
       NAME OF TRUSTEE              SECURITIES IN THE MID-CAP      SECURITIES IN THE WORLDWIDE          BY TRUSTEE IN FAMILY OF
       ---------------                    VALUE FUND                   OPPORTUNITIES FUND                INVESTMENT COMPANIES
                                          ----------                   ------------------                --------------------

INDEPENDENT TRUSTEES
--------------------

E. Virgil Conway                              None                            None                           Over $100,000
Harry Dalzell-Payne                           None                            None                               None
S. Leland Dill                                None                            None                         $50,001-$100,000
Francis E. Jeffries                           None                            None                           Over $100,000
Leroy Keith, Jr.                              None                            None                               None
Geraldine M. McNamara                         None                            None                           Over $100,000
Everett L. Morris                             None                            None                           Over $100,000
James M. Oates                                None                            None                           Over $100,000
Donald B. Romans                              None                            None                           Over $100,000
Richard E. Segerson                           None                            None                           Over $100,000
Ferdinand L.J. Verdonck                       None                            None                               None
Lowell P. Weicker, Jr.                        None                            None                               None


INTERESTED TRUSTEES
-------------------


Marilyn E. LaMarche                           None                            None                               None
Philip R. McLoughlin                          None                            None                           Over $100,000


   On July 6, 2005, the Trustees and officers of the Funds beneficially owned less than 1% of the outstanding shares of either Fund. Since the Pathfinder, Relative Value and Total Value Funds have been existence only since the date of this SAI, the table above does not include these funds.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of July 6, 2005 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Fund's equity securities:


                                                                           PERCENTAGE                       NUMBER
         NAME OF SHAREHOLDER               CLASS OF SHARES                  OF CLASS                       OF SHARES
         -------------------               ---------------                  --------                       ---------


                                            Mid-Cap Value
MLPF&S for the Sole Benefit of its             Class A                        7.40%                       370,089.076
Customers                                   Mid-Cap Value
Attn: Fund Administration                      Class C                       32.37%                       627,811.489
4800 Deer Lake Drive E 3rd Fl.           Worldwide Strategies
Jacksonville, FL 32246-6484                    Class C                       11.77%                        44,434.119

NFSC FBO                                 Worldwide Strategies
FIIOC as Agent for                             Class A                        5.16%                       618,310.023
Qualified Employee Benefit
Plans (401k) FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION


   The Trust was originally incorporated in New York in 1956 and on January 13, 1992 was reorganized as a Massachusetts business trust under the name of "National Worldwide Opportunities Fund." The Trust's name was changed on June 30, 1993 to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the former adviser by The Phoenix Companies, Inc. and the affiliation with the other Phoenix Funds. Effective December 16, 1998, the Trust's name was changed to Phoenix-Aberdeen Worldwide Opportunities Fund. The Trust was reorganized as a Delaware statutory trust in October 2000. Effective June 28, 2004, the Trust changed its name to Phoenix Equity Trust.

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in five series which have different classes. Holders of shares of each Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, no assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Funds, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Funds, and classes, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Funds or classes. The underlying assets of the Funds are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Funds and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 125 High Street, Boston MA 02110, serves as the independent registered public accounting firm for the Funds.
PricewaterhouseCoopers LLP audits the Funds' annual financial statements and express an opinion thereon.


CUSTODIAN AND TRANSFER AGENT


   Brown Brothers Harriman & Co., having its principal place of business at 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Worldwide Strategies Fund's assets. State Street Bank and Trust Company, P.O. Box 351, Boston, MA 02101 serves as custodian of the Mid-Cap Value, Pathfinder, Relative Value and Total Value Funds' assets.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO, located at One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, PEPCO receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Funds or Transfer Agent. Fees paid by the Funds, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.


REPORTS TO SHAREHOLDERS


   The fiscal year of the Funds ends on June 30. The Funds will send financial statements to their shareholders at least semi-annually. An annual report, containing financial statements audited by the Funds' independent registered public accounting firm PricewaterhouseCoopers LLP, will be sent to shareholders each year, and is available without charge upon request.


FINANCIAL STATEMENTS


   The financial statements for the Funds' fiscal year ended June 30, 2004 appearing in the Funds' 2004 Annual Report to Shareholders and for the fiscal period ended December 31, 2004 appearing in the Funds' Semiannual Report to Shareholders are incorporated herein by reference.

                              PHOENIX EQUITY TRUST


                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS

        a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 69 (File No. 2-16590) on October 30, 2000 and incorporated herein by reference.

        b. Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 69 (File No. 2-16590) on October 30, 2000 and incorporated herein by reference.

        c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

        d.1 Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC") dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 74 (File No. 2-16590) on October 28, 2003, and incorporated herein by reference.


        d.2 First Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and PIC, effective as of October 21, 2004, filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.

        d.3 Subadvisory Agreement between PIC and Sasco Capital, Inc. ("Sasco") on behalf of the Phoenix Mid-Cap Value Fund ("Mid-Cap Value Fund"), effective as of October 21, 2004, filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.

        d.4* Subadvisory Agreement between PIC and Engemann Asset Management ("Engemann"), effective as of January 1, 2005, on behalf of the Phoenix Worldwide Strategies Fund ("Worldwide Strategies Fund") (formerly Phoenix-Aberdeen Worldwide Opportunities Fund) filed via EDGAR herewith.

        d.5* Subadvisory Agreement between PIC and Acadian Asset Management, Inc., effective as of July 1, 2005, on behalf of the Worldwide Strategies Fund filed via EDGAR herewith.

        d.6* Subadvisory Agreement between PIC and New Star Institutional Managers Limited, effective as of July 1, 2005, on behalf of the Worldwide Strategies Fund filed via EDGAR herewith.


        e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO"), dated November 19, 1997, filed as Exhibit 6.1 via EDGAR with Post-Effective Amendment No. 64 (File No. 2-16590) on October 6, 1998 and herein incorporated by reference.


        e.2* Form of Sales Agreement between PEPCO and dealers, effective July 1, 2005 filed via EDGAR herewith.

        f. Form of Deferred Compensation Plan applicable to the Board of Trustees filed via EDGAR with Post-Effective Amendment No. 80 (File No. 2-16590) on May 6, 2005 and incorporated herein by reference.

        g.1 Custody Agreement between Registrant and Brown Brothers Harriman & Co., dated August 11, 1994, on behalf of the Worldwide Strategies Fund, filed as Exhibit 8 via EDGAR with Post-Effective Amendment No. 63 (File No. 2-16590) on October 24, 1997 and incorporated herein by reference.

        g.2 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, on behalf of the Mid-Cap Value, Pathfinder, Relative Value and Total Value Funds filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.

        g.3 Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.

        g.4 Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.

        g.5 Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.

        h.1 Transfer Agency and Service Agreement between Registrant and PEPCO, dated June 1, 1994, filed as Exhibit 9.1 via EDGAR with Post-Effective Amendment No. 63 (File No. 2-16590) on October 24, 1997 and incorporated herein by reference.

        h.2 Sub-transfer Agent Agreement between PEPCO and State Street Bank and Trust Company, dated June 1, 1994 filed as Exhibit
                  9.2 via EDGAR with Post-Effective Amendment No. 64 (File No. 2-16590) on October 6, 1998 and herein incorporated by reference.

        h.3 Amended and Restated Financial Agent Agreement between Registrant and PEPCO, dated November 19, 1997, filed as
                  Exhibit 9.3 via EDGAR with Post-Effective Amendment No. 64 (File No. 2-16590) on October 6, 1998 and herein incorporated by reference.

        h.4 First Amendment to Amended and Restated Financial Agent Agreement between Registrant and PEPCO, dated March 23, 1998, filed as Exhibit 9.4 via EDGAR with Post-Effective Amendment No. 64 (File No. 2-16590) on October 6, 1998 and herein incorporated by reference.

        h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and PEPCO, dated July 31, 1998, filed as Exhibit 9.5 via EDGAR with Post-Effective Amendment No. 64 (File No. 2-16590) on October 6, 1998 and herein incorporated by reference.

        h.6 Third Amendment to the Amended and Restated Financial Agent Agreement between Registrant and PEPCO dated January 1, 2003 filed via EDGAR with Post-Effective Amendment No. 74 (File No. 2-16590) on October 28, 2003, and incorporated herein by reference.

        h.7 Fourth Amendment to Amended and Restated Financial Agent Agreement between Registrant and PEPCO effective as of October 21, 2004 filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.

        h.8 First Amendment to Transfer Agency and Service Agreement between Registrant and PEPCO dated February 28, 2004 filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.


        i.*       Opinion as to legality of the shares filed via EDGAR herewith.

        j.* Consent of Independent Registered Public Accounting Firm filed via EDGAR herewith.


        k.        Not applicable.

        l.        None.

        m.1 Amended and Restated Distribution Plan Pursuant to Rule 12b-1 for Class A Shares filed as Exhibit 15.1 via EDGAR with Post-Effective Amendment No. 63 (File No. 2-16590) on October 24, 1997 and incorporated herein by reference.

        m.2 Distribution Plan Pursuant to Rule 12b-1 for Class B Shares filed via EDGAR with Post-Effective Amendment No. 68 (File No. 2-16590) filed on August 7, 2000 and incorporated herein by reference.

        m.3 Distribution Plan Pursuant to Rule 12b-1 for Class C Shares filed via EDGAR with Post-Effective Amendment No. 68 (File No. 2-16590) filed on August 7, 2000 and incorporated herein by reference.

        m.4 First Amendment to the Amended and Restated Distribution Plan for Class A Shares filed via EDGAR with Post-Effective Amendment No. 74 (File No. 2-16590) on October 28, 2003, and incorporated herein by reference.

        n.1 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.

        n.2 First Amendment to the 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.

        n.3 Second Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective September 20, 2004, filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.

        o.        Reserved.

        p.1 Codes of Ethics of the Fund, the Adviser and the Distributor filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.

        q.1 Power of Attorney for Ms. Curtiss filed via EDGAR with Post-Effective Amendment No. 71 (File No. 2-16590) on August 30, 2002 and incorporated herein by reference.

        q.2 Powers of Attorney for all Trustees filed via EDGAR with Post-Effective Amendment No. 79 (File No. 2-16590) on October 21, 2004 and incorporated herein by reference.

------------
*Filed herewith

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None.

ITEM 25.  INDEMNIFICATION


     The Agreement and Declaration of Trust dated August 17, 2000 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.


     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUBADVISERS

   See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information which is included in this Post-Effective Amendment.

   For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subsdviser, reference is made to the Advisers' and Subadvisers' current Form ADV (SEC File No. 801-5995 for PIC, SEC File No. 801-28078 for Acadian, SEC File No. 801-11586 for Engemann, SEC File No. 801-57973 for Golden, SEC File No. 801-35533 for Harris, SEC File No. 801-26315 for New Star and SEC file No. 801-25958 for Sasco) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITER

     (a) PEPCO serves as the principal underwriter for the following registrants:


     Phoenix Adviser Trust, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


     (b) Directors and Executive Officers of PEPCO are as follows:

NAME AND                             POSITIONS AND OFFICES           POSITIONS AND OFFICES
PRINCIPAL ADDRESS                     WITH DISTRIBUTOR                 WITH REGISTRANT
-----------------                     ----------------                 ---------------

George R. Aylward                   Executive Vice President           Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480


John H. Beers                       Vice President                     None
One American Row                    and Secretary
P.O. Box 5056
Hartford, CT 06102-5056

Nancy J. Engberg                    Vice President, Chief              Anti-Money Laundering Officer
One American Row                    Compliance Officer and             and Assistant Secretary
P.O. Box 5056                       Anti-Money Laundering Officer
Hartford, CT 06102-5056

Daniel T. Geraci                    Director, Chairman of the Board    President
56 Prospect Street                  and Chief Sales and
P.O. Box 150480                     Marketing Officer
Hartford, CT 06115-0480

Michael E. Haylon                   Director                           None
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

Glenn H. Pease                      Vice President, Finance and        None
56 Prospect Street                  Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                Assistant Vice President,          Vice President and
56 Prospect Street                  Mutual Fund Tax                    Assistant Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

John F. Sharry                      President, Sales                   None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480


NAME AND                             POSITIONS AND OFFICES           POSITIONS AND OFFICES
PRINCIPAL ADDRESS                     WITH DISTRIBUTOR                 WITH REGISTRANT
-----------------                     ----------------                 ---------------
Francis G. Waltman                  Senior Vice President              Senior Vice President
56 Prospect Street                  and Chief Administrative
P.O. Box 150480                     Officer
Hartford, CT 06115-0480

James D. Wehr                       Director                           None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:


Secretary of the Fund:
     Kevin J. Carr, Esq.
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056


Investment Adviser:
     Phoenix Investment Counsel, Inc.
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480


Subadvisers to Pathfinder, Total Value and
     Worldwide Strategies Funds:
     Acadian Asset Management, Inc.
     One Post Office Square, 20th Floor
     Boston, MA 02109

Subadviser to Worldwide Strategies Fund:
     Engemann Asset Management
     600 North Rosemead Boulevard,
     Pasadena, California 91107

Subadvisers to Relative Value and Total Value
Funds:
     Golden Capital Management, LLC
     Five Resource Square
     10715 David Taylor Dr., Suite 150
     Charlotte, NC 28262


Subadviser to Total Value Fund:
     Harris Investment Management, Inc.
     190 South Lasalle Street, 4th Floor
     Chicago, IL 60603


Subadviser to Worldwide Strategies Fund:
     New Star Institutional Managers Limited
     1 Knightsbridge Green
     London, United Kingdom
     SW1X7NE


Subadviser to Mid-Cap Value Fund:
     Sasco Capital, Inc.
     10 Sasco Hill Road
     Fairfield, CT 06824

Principal Underwriter, Financial Agent and Transfer Agent:
     Phoenix Equity Planning Corporation
     One American Row
     P.O. Box 5056 Hartford, CT 06102-5056

Custodian and Dividend Dispersing Agent:
     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110

ITEM 29.  MANAGEMENT SERVICES

     Not applicable.

ITEM 30.  UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 22nd day of July, 2005.


                                                      PHOENIX EQUITY TRUST

ATTEST:/s/ Kevin J. Carr                     By:/s/ Daniel T. Geraci
       --------------------------------         --------------------------------
           Kevin J. Carr                            Daniel T. Geraci
           Secretary                                President


     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 22nd day of July, 2005.


                    SIGNATURES             TITLE
                    ----------             -----


                                           Trustee

-------------------------------------
E. Virgil Conway*


/s/ Nancy G. Curtiss                       Chief Financial Officer and Treasurer
-------------------------------------      (principal financial and
Nancy G. Curtiss                           accounting officer)


-------------------------------------
Harry Dalzell-Payne*                       Trustee

-------------------------------------
S. Leland Dill*                            Trustee


/s/ Daniel T. Geraci                       President
--------------------------------------    (principal executive officer)
Daniel T. Geraci

-------------------------------------
Francis E. Jeffries*                       Trustee

-------------------------------------
Leroy Keith, Jr.*                          Trustee

-------------------------------------
Marilyn E. LaMarche                        Trustee

-------------------------------------
Philip R. McLoughlin*                      Trustee and Chairman

-------------------------------------
Geraldine M. McNamara*                     Trustee

-------------------------------------
Everett L. Morris*                         Trustee

-------------------------------------
James M. Oates*                            Trustee

-------------------------------------
Donald B. Romans*                          Trustee

-------------------------------------
Richard E. Segerson*                       Trustee

-------------------------------------
Lowell P. Weicker, Jr.*                    Trustee

By /s/ Daniel T. Geraci
-------------------------------------
* Daniel T. Geraci, Attorney-in-fact pursuant to powers of attorney.


                                      S-1